Exhibit 10.70

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE HORIZON THERAPEUTICS PLC HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO HORIZON THERAPEUTICS PLC IF PUBLICLY DISCLOSED.

EXECUTION VERSION

License Agreement

by and among

F. Hoffmann-La Roche Ltd,

a Swiss corporation;

Hoffmann-La Roche Inc.

a New Jersey corporation

and

River Vision LLC, a Delaware limited liability company

LICENSE AGREEMENT

1.	DEFINITIONS	1
2.	RIVER VISION LICENSES	9
3.	ROCHE’S RIGHT OF FIRST OFFER	12
4.	DILIGENCE AND REPORTING	13
5.	DEVELOPMENT	13
6.	SUPPLY	14
7.	REGULATORY	14
8.	COMMERCIALIZATION	15
9.	RIVER VISION PAYMENT OBLIGATIONS	15
10.	GENERAL PAYMENT PROVISIONS	19
11.	INTELLECTUAL PROPERTY	21
12.	TRADEMARKS AND LABELING	25
13.	REPRESENTATIONS AND WARRANTIES	25
14.	CONFIDENTIALITY; PUBLICATION	26
15.	TERM	27
16.	INDEMNIFICATION	32
17.	DISPUTE RESOLUTION, GOVERNING LAW AND JURISDICTION	33
18.	GENERAL PROVISIONS	34

LICENSE AGREEMENT

License Agreement

THIS LICENSE AGREEMENT (“Agreement”) is entered into as of the Effective Date by and among:

F. HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of New Jersey, with its principle office at 340 Kingsland Street, Nutley, New Jersey 07110, U.S.A. (“Roche Nutley”; Roche Basel and Roche Nutley together referred to as “Roche”)

and

RIVER VISION LLC, a limited liability company organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, New York NY, 10020, U.S.A. (“River Vision”).

Recitals

WHEREAS, Roche has conducted certain research and development related to, and possesses certain intellectual property rights with respect to teprotumumab, an antibody to IGF-1R (“Compound” as further defined below) ; and

WHEREAS, River Vision desires to obtain, and Roche is willing to grant to River Vision, an exclusive, royalty-bearing license, with the right to sublicense, under the Roche Patents and Roche Know-How (as defined below), to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import and have imported Compound and/or Product, as appropriate, in the Field in the Territory, subject to the terms and conditions hereof; and

WHEREAS, Roche desires to obtain, and River Vision is willing to grant to Roche, certain rights with respect to Compound and Product, subject to the terms and conditions hereof.

Agreement

NOW, THEREFORE, in consideration of the foregoing premises and mutual promises, terms, conditions, and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

1.1 “Affiliate” shall mean, with respect to either party: (i) an entity which owns, directly or indirectly, a controlling interest in such party; (ii) an entity in which such party owns, either directly or indirectly, a controlling interest; or (iii) an entity, in which a controlling ownership, directly or indirectly, is common to the controlling ownership in such party, whereby “controlling interest” shall mean more than 50% (or if the jurisdiction where such entity is domiciled prohibits majority foreign ownership of such entity, the maximum foreign ownership interest permitted under such laws, provided that such ownership actually allows control of such entity) of the securities or other ownership interest representing the equity with the rights to vote in the designation of the governing bodies of such entity, or any other agreement or arrangement allowing the factual or legal control

LICENSE AGREEMENT

of the decisions of such entity or its governing bodies. Anything to the contrary in this paragraph notwithstanding (i) Chugai Pharmaceutical Co., Ltd, 1-9, Kyobashi 2-chome, Chuo-ku, Tokyo, 104-8301, Japan (“Chugai”) shall not be deemed an Affiliate of Roche unless Roche notifies River Vision that Roche wishes for Chugai to be deemed an Affiliate of Roche, and (ii) any entities that are Affiliated with River Vision as a result of NRM’s Affiliation with River Vision, shall not be deemed an Affiliate of River Vision unless River Vision notifies Roche that River Vision wishes for any such entity to be deemed an Affiliate of River Vision.

1.2 “Alliance Manager” shall have the meaning provided in Section 2.7.

1.3 “Agreement” shall mean this agreement.

1.4 “Appendix” shall mean an appendix to this Agreement.

1.5 “Approval” shall mean the first approval, license, registration, or authorization of any country, federal, supranational, state or local regulatory agency, department, bureau or other government entity that are necessary for the manufacture, use, storage, import, transport and/or sale of a Product in such jurisdiction.

1.6 “BLA” shall mean a Biologics License Application, or similar application for marketing approval of the Product in the Field submitted to the FDA, or a foreign equivalent of the FDA.

1.7 “BLA Filing” shall mean the date on which the first BLA for Product in any country of the Territory has been submitted which BLA has been accepted (but not yet approved) by the applicable Regulatory Authority.

1.8 “Business Day” shall mean 9.00am to 5.00pm local time on a day other than a Saturday, Sunday or bank or other public or federal holiday in Switzerland or USA.

1.9 “Cabilly License Agreement” shall mean the agreement entered into between River Vision and Roche on or before the Effective Date, as amended now or in the future.

1.10 “Calendar Year” shall mean the period of time beginning on January 1 and ending December 31, except for the first year which shall begin on the Effective Date and end on December 31.

1.11 “Calendar Quarter” shall mean the four quarters of a Calendar Year, each Calendar Quarter starting on January 1, April 1, July 1 and October 1.

1.12 “Change of Control” shall have the meaning provided in Section 18.5.

1.13 “Chugai Agreement” shall mean the License Agreement relating to the Compound between Chugai and F. Hoffmann-La Roche Ltd dated March 7, 2008 for the territory of Japan, as amended now or in the future.

1.14 “Combination Product” shall mean any product that contains, in addition to a Compound, one or more other pharmaceutically active ingredients.

LICENSE AGREEMENT

1.15 “Commercially Reasonable Efforts” shall mean (i) with respect to River Vision’s obligation under this Agreement to develop or commercialize Product, the level of efforts required to carry out such obligation in a sustained manner consistent with the efforts a similarly situated biopharmaceutical company or pharmaceutical company, as the case may be, devotes to its products of similar market potential, profit potential or strategic value, based on conditions then prevailing and (ii) with respect to Roche, the level of efforts required to carry out a particular obligation under this Agreement in a sustained manner consistent with the efforts a similarly situated biopharmaceutical company or pharmaceutical company, as the case may be, devotes to its products of similar market potential, profit potential or strategic value, based on conditions then prevailing.

1.16 “Compound” shall mean Roche’s proprietary compound teprotumumab, as specified in Appendix 1

1.17 “Confidential Information” shall mean any and all information, data or know-how (including but not limited to Know-How), whether technical or non-technical, oral or written (and if disclosed orally, memorialized in writing within [***] days of such oral disclosure), that is disclosed by one party or its Affiliates (“Disclosing Party”) to the other party or its Affiliates (“Receiving Party”). Information shall not include any information, data or know-how which:

(i) was generally available to the public at the time of disclosure, or information which becomes available to the public after disclosure by the Disclosing Party other than through fault (whether by action or inaction) of the Receiving Party,

(ii) can be shown by cogent written records to have been already known to the Receiving Party prior to its receipt from the Disclosing Party,

(iii) is obtained at any time lawfully from a Third Party under circumstances permitting its use or disclosure,

(iv) is developed independently by the Receiving Party as evidenced by written records other than through knowledge of Confidential Information,

(v) is required to be disclosed by the Receiving Party to comply with a court or administrative order providing the Receiving Party furnishes prompt notice (in no event less than [***] days) to the Disclosing Party to enable it to resist such disclosure, or

(vi) is approved in writing by the Disclosing Party for release by the Receiving Party.

The terms of this Agreement shall be considered Confidential Information of both parties.

1.18 “Control” or “Controlled” shall mean, with respect to Compound, Product or any Know-How, Patents, Confidential Information or other intellectual property rights, possession by a party of the ability (whether by ownership, license or otherwise) to grant access to, to grant use of, or to grant a license or a sublicense to Compound or Product under such Know-How, Patents or intellectual property rights without violating the terms of any agreement or other arrangement with any Third Party.

***Certain Confidential Information Omitted

LICENSE AGREEMENT

1.19 “Data Room” shall mean the due diligence data room containing all data and information Controlled by River Vision as of the applicable Review Period pertaining to Compound and/or Product, including but not limited to pre-clinical and clinical data, River Vision Patents, regulatory correspondence, CMC data related to the program River Vision generated since the Effective Date.

1.20 “Drug Product” shall mean Compound that has undergone all processing stages up to and including lyophilization but not including the labeling and secondary packaging.

1.21 “Effective Date” shall mean June 15, 2011.

1.22 “EU” shall mean the European Community and all its present and future member countries.

1.23 “FDA” shall mean the US Federal Food and Drug Administration and any successor agency thereof.

1.24 “FDCA” shall mean the Food, Drug and Cosmetics Act of the US.

1.25 “Field” shall mean treatment or prevention of human diseases and conditions, except Oncology.

1.26 “First Commercial Sale” shall mean the first sale of a Product by River Vision or its Affiliates to a Third Party for end use or consumption of such Product in a country after the Regulatory Authority of such country has granted Regulatory Approval or, if no such Regulatory Approval or similar marketing approval is required, the date upon which such Product first commercially launched in such country. Sale to an Affiliate shall not constitute a First Commercial Sale.

1.27 “[***] Agreement” shall mean the agreement between [***] and Roche dated June 6, 2002, as amended now or in the future.

1.28 “[***] Agreement” shall mean the agreement between [***] and Roche dated November 1, 2003, as amended now or in the future.

1.29 “ICD-Classification” shall mean the then current International Classifications of Diseases and Related Health Problems of the World Health Organization (WHO).

1.30 “Indication” shall mean those indications defined within a block (e.g. block H36 “Retinal disorders in diseases classified elsewhere”) of the ICD Classification.

1.31 “Initiation” of a clinical trial shall mean the first administration of a Product to a patient in a clinical trial related to Compound or Product.

***Certain Confidential Information Omitted

LICENSE AGREEMENT

1.32 “Insolvency Event” shall mean circumstances under which a party:

a) has a receiver, bankruptcy trustee or similar officer appointed over all or a material part of its assets or undertaking;

b) passes a resolution for winding-up (other than a winding-up for the purpose of, or in connection with, any solvent amalgamation or reconstruction) or a court makes an order to that effect or a court makes an order for administration (or any equivalent order in any jurisdiction); or

c) is subject to voluntary or involuntary bankruptcy or judicial restructuring proceedings.

1.33 “Invention” shall mean an invention that is conceived or reduced to practice in connection with any activity carried out pursuant to this Agreement. Under this definition, an Invention may be made by employees, agents or consultants of River Vision solely or jointly with a Third Party (a “River Vision Invention”), by employees, agents or consultants of the Roche Group solely or jointly with a Third Party (a “Roche Invention”), or jointly by employees, agents or consultants of River Vision and a member of the Roche Group with or without a Third Party (a “Joint Invention”).

1.34 “Joint Intellectual Property” shall mean the Joint Patents and Joint Know-How.

1.35 “Joint Know-How” means Know-How that is developed by one or more employees, agents or consultants of River Vision or any of its Affiliates, on the one hand, and one or more employees, agents or consultants of Roche or any of its Affiliates, on the other hand, under this Agreement.

1.36 “Joint Patents” or “Joint Patent Rights” shall mean Patent Rights that claim Joint Know-How.

1.37 “Know-How” shall mean data, knowledge and information, and materials, including but not limited to all tangible and intangible techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, analytical and quality control data, results, descriptions and compositions of matter, chemical manufacturing data, data and results from toxicological, pharmacological, preclinical and clinical testing and studies, assays, platforms, materials, samples, formulations, specifications, quality control testing data, that are necessary or useful for the discovery, manufacture, development or commercialization of Compound or Product.

1.38 “[***] Agreement” shall be the agreement between [***] (along with any successors and assigns, “[***]”) and Roche relating to NMB1 dated December 7, 2009, as amended now or in the future.

1.39 “Net Sales” shall mean, with respect to River Vision the amount of gross sales of a Product in the Territory invoiced by River Vision or its Affiliates or Partners to Third Parties, as reduced by the following deductions to the extent actually allowed or incurred with respect to such sales: [***]

***Certain Confidential Information Omitted

LICENSE AGREEMENT

[***]. If Product is sold as part of a Combination Product (as defined below), then the parties shall meet approximately [***] prior to anticipated First Commercial Sale to negotiate, on a country-by-country basis, in good faith and agree to an appropriate adjustment to Net Sales, on a country-by-country basis, to reflect the relative significance of the Compound and other pharmaceutically active ingredients contained in the Combination Product. If the parties cannot reach agreement, then the Net Sales of the Combination Product, for the purposes of determining royalty payments, shall be determined by [***].

1.40 “NRM” shall mean Narrow River Management LLC.

1.41 “Oncology” shall mean any indication defined within Chapter II of the ICD Classification, or in a chapter that replaces Chapter II in successor versions of the ICD Classification. For the purposes of clarity, in the ICD-10 classification, any block within the range C01 to D48 shall fall within the definition of Oncology.

1.42 “Patent Rights” or “Patents” shall mean (a) patents, re-examinations, reissues, renewals, extensions, supplementary protection certificates, and term restorations, and (b) pending applications for patents, including, without limitation, provisional applications, continuations, continuations-in-part, divisional and substitute applications, including, without limitation, inventors’ certificates.

1.43 “Partner” shall mean an entity with which River Vision will enter or has entered a Partner Agreement.

1.44 “Partner Agreement” shall mean any agreement between River Vision and a Third Party granting rights to develop and/or commercialise the Compound and/or the Product (including but not limited to a sub-license agreement with a Third Party or an assignment of this Agreement to a Third Party but not a Change of Control), other than a sub-contract pursuant to Section 2.4.

1.45 “Pharmacovigilance Agreement” shall mean an agreement entered into by the parties to set forth the responsibilities and obligations of the parties with respect to the procedures and timeframes for compliance with the applicable laws and regulations pertaining to safety reporting of the Products and related activities.

***Certain Confidential Information Omitted

LICENSE AGREEMENT

1.46 “Phase 2 Trial” shall mean a human clinical trial that would satisfy the requirements for a Phase 2 study as defined in 21 C.F.R. § 312.21(a), (or its successor regulation), and the foreign equivalent thereof.

1.47 “Phase 3 Trial” shall mean a human clinical trial that would satisfy the requirements for a Phase 3 study as defined in 21 CFR § 312.21(c) (or its successor regulation), and the foreign equivalent thereof.

1.48 “Process Manufacture Transfer” shall mean the actual transfer of the Process Manufacture Know-How listed in Appendix 3, such transfer to occur not earlier than the first anniversary of the Effective Date.

1.49 “Process Manufacture Know-How” shall mean the part of the Roche Know-How (described in Appendix 3) that will only be disclosed to River Vision after payment of the Process Manufacture Transfer Payment.

1.50 “Process Manufacture Transfer Payment” shall have the meaning provided in Section 9.3(a).

1.51 “Product” shall mean any pharmaceutical or therapeutic product containing the Compound, and includes without limitation Combination Products. If a given Product is commercialized in different formulations or dosage forms, then such formulations and dosage forms shall be considered as one single Product.

1.52 “Regulatory Approval” shall mean any and all approvals (including price and reimbursement approvals, if required), licenses, registrations, or authorizations of any country, federal, supranational, state or local regulatory agency, department, bureau or other government entity that are necessary for the manufacture, use, storage, import, transport and/or sale of a Product in such jurisdiction.

1.53 “Regulatory Authority” shall mean the FDA for the US and any equivalent governmental agency or body competent in a country (or group of countries like the European Union) to grant Regulatory Approval or other authorizations or licenses required for the development, manufacturing, marketing, reimbursement and/or pricing of pharmaceutical products in such country.

1.54 “River Vision Intellectual Property” shall mean the River Vision Patents, River Vision Know-How and River Vision’s interest in the Joint Intellectual Property.

1.55 “River Vision Know-How” shall mean, to the extent used for the development, manufacture or commercialization of Compound or Product based thereon, information not included in the River Vision Patents that River Vision, any of its Partners or any of its Affiliates Controls on the Effective Date or during the Term, provided however that Roche Know-How shall not be deemed River Vision Know-How.

1.56 “River Vision Patents” shall mean, to the extent used for the development, manufacture or commercialization of Compound or Product based thereon, all Patents that River Vision, any of its Partners or any of its Affiliates Controls as of the Effective Date or during the Term, provided however that the Roche Patents shall not be deemed River Vision Patents.

LICENSE AGREEMENT

1.57 “River Vision Studies” shall mean the studies to be performed by River Vision with Drug Product, as described in Appendix 4.

1.58 “Roche Intellectual Property” shall mean the Roche Patents, the Roche Know-How and Roche’s interest in the Joint Intellectual Property.

1.59 “Roche Know-How” shall mean the Know-How Controlled by Roche listed in Appendix 3 of this Agreement. The term Roche Know-How shall include Process Manufacture Know-How.

1.60 “Roche Patents” shall mean the Patents or Patent Rights Controlled by Roche as exhaustively listed in Appendix 2 of this Agreement, along with all Patents and Patent Rights that claim priority to one or more of such Patents or Patent Rights so listed in such Appendix 2.

1.61 “Royalty Term” shall mean, in the case of any Product in any country of the Territory, the period of time commencing on the date of First Commercial Sale of such Product in such country and ending upon the later of:

(a)

the expiration of the last-to-expire Valid Claim within the Roche Patents and/or Joint Patent Rights covering the composition, use or manufacture of such Product in such country where such activity occurs, or

(b)	ten (10) years after the date of First Commercial Sale of such Product in such country.

1.62 “Section” shall mean a section of this Agreement.

1.63 “Supported Shelf Age” shall have the meaning provided in Section 6.1(c).

1.64 “Term” shall have the meaning provided in Section 15.1.

1.65 “Territory” shall mean all countries and territories of the world, except Japan.

1.66 “Third Party” shall mean an entity or person other than (a) Roche or its Affiliates and (b) River Vision or its Affiliates.

1.67 “US” or “United States” means the United States of America and its territories and possessions.

1.68 “Valid Claim” shall mean a claim contained in:

(a)

an issued and unexpired Roche Patent or Joint Patent Rights which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise; or

LICENSE AGREEMENT

(b)

a patent application that is included in the Roche Patents or Joint Patent Rights that has been prosecuted in good faith and pending for less than [***] years. If a claim or a patent application that ceased to be a Valid Claim under clause (b) of the preceding sentence because of the passage of time later issues as a part of a patent within clause (a) of the preceding sentence, then it shall again be considered a Valid Claim effective as of the issuance of such patent.

2. RIVER VISION LICENSES

2.1 License grants.

(a) General. Subject to the terms and conditions of this Agreement, Roche hereby grants to River Vision (i) an exclusive (even as to Roche), royalty-bearing license, under the Roche Intellectual Property to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import and have imported Compound and/or Product in the Field in the Territory, and (ii) subject to the terms of Section 11, an exclusive license and right to enforce the Roche Patents against anyone making, using, selling, offering for sale or importing any IGF-1 R antibody (in addition to Compound and Product) in the Field in the Territory, other than for this clause (ii) those IGF-1 R antibodies (but not including Compound or Product) developed and commercialized by Roche with its Affiliates and licensees. For clarity, River Vision is not granted any license or right to practice the Roche Patents under clause (ii), but rather to enforce the Roche Patents as provided in such clause (ii).

(b) Rights in Japan. If Chugai terminates its agreement with Roche relating to the Compound to Roche or such agreement otherwise terminates for any reason, then (i) the Territory shall automatically be deemed to include the territory of Japan, (ii) Roche shall automatically license and transfer to River Vision any Patents, Know-How, Regulatory Approvals, regulatory documentation or filings, and other rights or documentation Controlled by Roche or any of its Affiliates as a result of such termination, and (iii) such Patents and Know-how (including those within the Territory) shall be deemed Roche Patents and Roche Know-How. Roche hereby grants as of the Effective Date a non-exclusive sub-license to the improvements (as defined in the Chugai Agreement) made by Chugai under the Chugai Agreement to develop, have developed, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import and have imported Compound and/or Product in the Field in the Territory. Such improvements shall be deemed Roche Patents and Roche Know-How, subject to any third party obligations.

(c) Rights in Oncology. If Roche, at its own discretion, elects to out-license the rights to the Compound in Oncology, then River Vision shall have the exclusive option right to extend the Field to Oncology. Roche will provide written notice to River Vision of its intent to license its rights with respect to Oncology. River Vision shall have [***] days after receipt of such notice to notify Roche of its intention to exercise its option right. If River Vision elects to exercises its option right, then the parties shall negotiate and enter into the terms for such extension of the Field in good faith.

***Certain Confidential Information Omitted

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2.2 Sub-Licenses.

(a) Under the [***] Agreement. Roche hereby grants an exclusive (even as to Roche) sub-license of the rights licensed to Roche under the [***] Agreement solely to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import and have imported Compound and/or Product in the Field in the Territory. The sublicense granted under this Section 2.2 shall be subject to the rights and obligations and undertakings of Roche, as applicable and consistent with the [***] Agreement (a copy of which is attached hereto as Appendix 5, and incorporated herein by reference). Roche shall act as the sole direct contact with [***] in relation to the sub-license under this Section 2.2.

(b) Under the [***] Agreement. Roche hereby grants an exclusive (even as to Roche) sub-license of the rights licensed to Roche under the [***] Agreement solely to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, have imported and import Compound and/or Product in the Field in the Territory. The sublicense granted under this Section 2.2 shall be subject to the rights and obligations and undertakings of Roche, as applicable and consistent with the [***] Agreement (a copy of which is attached hereto as Appendix 6, and incorporated herein by reference). Roche shall act as the sole direct contact with [***] in relation to the sublicense under this Section 2.2.

(c) Under the [***] Agreement. Roche hereby grants an exclusive (even as to Roche) sub-license of the rights licensed to Roche under the [***] Agreement solely to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import and have imported Compound and/or Product in the Field in the Territory. The sublicense granted under this Section 2.2 shall be subject to the rights and obligations and undertakings of Roche, as applicable and consistent with the [***] Agreement (a copy of which is attached hereto as Appendix 7, and incorporated herein by reference). Roche shall act as the sole direct contact with [***] in relation to the sublicense under this Section 2.2.

(d) Compliance with terms. River Vision shall comply with the terms of the [***] Agreement, the [***] License Agreement and the [***] License Agreement, to the extent such terms are disclosed in the respective Appendices attached hereto.

(e) Sub-license agreements. Roche shall not amend the [***] Agreement, the [***] Agreement or the [***] Agreement in a manner that materially affects any such sub-licenses hereunder, shall perform its obligations under such agreements, shall use Commercially Reasonable Efforts to enforce and maintain such agreements with respect to the Compound and/or the Product, and shall promptly notify River Vision in writing of any threatened or actual termination or notice regarding same with respect to such agreements with respect to the Compound and/or the Product. Roche shall provide copies of any amendments to such agreements (with reasonable redactions) to River Vision once executed. If any such agreement terminates or may terminate, Roche shall use Commercially Reasonable Efforts to maintain the applicable sub-license to River Vision; if Roche is not able to maintain the applicable sub-license, River Vision shall have the right to attempt to cure any breach giving rise to such actual or threatened termination and may credit any amounts paid by River Vision to maintain any such sub-license against any amounts owed to Roche hereunder, provided that such amounts credited against any amounts owned to Roche hereunder shall not exceed the amount owed by Roche for the respective license. River Vision shall inform Roche of any intended interactions with [***], [***] or [***], as applicable.

***Certain Confidential Information Omitted

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2.3 Right to Sublicense to its Affiliates. Subject to Roche’s rights under Section 3, River Vision shall have the right to grant written sublicenses to its Affiliates under its rights granted under Section 2.1 and Section 2.2. without prior approval of Roche and solely to the extent necessary to develop, commercialize, make, use, offer for sale, sell or import (and have others do the same) Compound and/or Product in the Field in the Territory. If River Vision grants such a sublicense, River Vision shall ensure that all of the applicable terms and conditions of this Agreement shall apply to the Affiliate to the same extent as they apply to River Vision for all purposes. River Vision assumes full responsibility for the performance of all obligations and observance of all terms so imposed on such Affiliate and shall itself account to Roche for all payments due under this Agreement by reason of such sublicense.

2.4 Sub-Contractors. River Vision has the right to sub-contract the work performed under this Agreement. However, River Vision shall only sub-contract the manufacture of the Compound or Product [***]. Any sub-contract agreement shall include the right to disclose (i) a copy of the Agreement and confidential information to Roche and (ii) the right to assign the agreement to Roche, including the right to transfer of the ownership of data, information and results arising therefrom to Roche to the same extent as to River Vision.

2.5 Right to enter into a Partner Agreement with Third Parties. Subject to Roche’s rights under Section 3, River Vision shall have the right to enter into a Partner Agreement, including but not limited to granting sublicenses to Partners under its rights granted under Section 2.1 and Section 2.2. Any rights granted to a Third Party under this Agreement shall be solely to the extent necessary to develop, commercialize, make, use, offer for sale, sell or import (and have others do the same) Compound and/or Product in the Field in the Territory. River Vision shall ensure that all of the applicable terms and conditions of this Agreement, including the obligations under the [***] Agreement, the [***] Agreement and the [***] Agreement, shall apply to the Partner under the Partner Agreement to the same extent as they apply to River Vision for all purposes. River Vision assumes full responsibility for the performance of all obligations and observance of all terms so imposed to the Partner under such Partner Agreement and shall itself account to Roche for all payments due under this Agreement. The Partner of River Vision shall have no right to further sub-license rights to develop and commercialise the Compound or Product to a Third Party, with the understanding that co-promotion or distribution or other marketing arrangements are permitted.

River Vision shall disclose a copy of the draft Partner Agreement to Roche, subject to redaction of financial terms. [***].

2.6 Know-How Transfer.

(a) Roche Know-How transfer. Promptly after the Effective Date, Roche will transfer the Roche Know-How listed in Appendix 3 to River Vision, with the exception of the Process Manufacture Know-How. The Process Manufacture Know-How will be transferred within [***] days after written request from River Vision.

(b) Technical Support. If River Vision has made the Process Manufacture Transfer Payment, then Roche will provide up to [***] man days of technical support free of charge in order to assist River Vision with the Process Manufacture Transfer to a CMO agreed between Roche and River Vision. This support shall be used in the [***] month period that starts with the receipt by Roche of the Process Manufacture Transfer Payment. Further technical support from Roche will be provided at Roche’s discretion and, if such support is provided by Roche, charged at Roche’s standard commercial rate applicable at that time.

***Certain Confidential Information Omitted

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(c) Follow-up Questions. Roche shall provide up to [***] hours for general questions and [***] hours for regulatory questions free of charge.

(d) No further obligation. Roche shall have no obligation to transfer any Know-How or to provide technical support other than expressly stated in this Section 2.6.

2.7 Alliance Manager. To facilitate communication between the parties, each party shall designate an Alliance Manager within thirty (30) days after the Effective Date. The Roche Alliance Manager and his/her counterpart at River Vision shall be the primary points of contact between the parties with respect to all matters arising under this Agreement. Each party may change its Alliance Manager from time to time in its sole discretion, effective upon notice to the other party of such change.

2.8 Freedom-to-Operate. River Vision hereby grants to Roche a non-exclusive, perpetual, worldwide, royalty-free license, with the right to sublicense, under the River Vision Patents, to operate, utilize or improve those IGF-1 R antibodies (but not including Compound or Product) developed and commercialized by Roche with its Affiliates and licensees, but only in Oncology.

2.9 Retained Rights. Roche shall retain the right for Roche and its Affiliates and licensees to use the Compound for internal pre-clinical purposes in and outside of the Field; provided that no studies requiring reporting to Regulatory Authorities in the Territory will be conducted in the Field. Except as permitted by this Agreement or any other agreement between the parties, Roche and its Affiliates and licensees will not use the Compound or Product for any other purpose, nor will Roche or any of its Affiliates or licensees practice any of the Patents or Know-How (including, without limitation, any Roche Intellectual Property) exclusively licensed or sub-licensed to River Vision hereunder within the scope of those licenses in the Field in the Territory.

3. ROCHE’S RIGHT OF FIRST OFFER.

3.1 Notice to Roche by River Vision. If River Vision, at any time during the Term but not earlier than availability of the data generated under the first of the River Vision Studies to be completed, intends to (i) enter into a Partner Agreement relating to the Compound and/or the Product or (ii) undergo a Change of Control or (iii) enter into Phase 3 Trial with the Compound without a Partner, then River Vision shall have the obligation to inform Roche in writing accordingly and give Roche access to the Data Room.

3.2 Process. Within [***] days following the receipt by Roche of such written notice, Roche shall review the Data Room (“Review Period”). If Roche is interested in taking the project back, then the parties shall have [***] days from the date of the expiry of the Review Period to exclusively negotiate the terms to regain the rights to the Compound and/or the Product (i.e. to take the license for the whole program back and ownership under the River Vision Patents and Know-How or, if transfer of ownership is not possible, a perpetual, exclusive license for the whole program) (the “Negotiation Period”). If (i) the parties, after good faith discussions in the Negotiation Period, cannot agree on the structure and terms of such agreement or (ii) Roche confirms

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in writing to River Vision that it is not interested in regaining the rights to the Compound and/or the Product, then River Vision shall be free to enter into a Partner Agreement with a Third Party or to undergo a Change of Control and this Section 3 will have no further force or effect, subject to the limitations specified in Sections 2.5 and 18.4 with respect thereto. Notwithstanding the foregoing, if River Vision (1) does not enter into a Partner Agreement or does not undergo a Change of Control but continues the development and/or commercialisation of the Compound and/or Product and (2) at any time during the Term thereafter there is additional material clinical data available as compared to the clinical data previously reviewed by Roche in the Data Room, and (3) River Vision thereafter intends to enter into a Partner Agreement relating to the Compound and/or the Product or undergo a Change of Control, then Roche’s Right of First Offer under this Section 3 shall apply one more time again. If (a) Roche does not regain its rights to the Compound and/or the Product if offered to Roche a second time under this Section 3.2 and (b) River Vision thereafter intends to enter into a Partner Agreement or to undergo a Change of Control, then Roche shall have a non-exclusive right under this Section 3.2 to negotiate the terms to regain the rights to the Compound and/or the Product.

4. DILIGENCE AND REPORTING

4.1 Diligence. River Vision shall use Commercially Reasonable Efforts to develop and commercialize the Compound and/or Product in the Field in the Territory.

4.2 Reporting.

(a) Prior to First Commercial Sale. During the Term up to First Commercial Sale of the Product, River Vision shall have the obligation to submit detailed annual reports to Roche summarizing development progress of the Product, including the Development Plan, pursuant to Section 5.1. The first such annual report shall be provided on the first anniversary of the Effective Date. Each subsequent annual report shall be provided on subsequent anniversaries of the Effective Date.

(b) After First Commercial Sale. From the First Commercial Sale of the Product during the Term, River Vision shall inform Roche in a detailed report regarding the commercialization of Products in the Field in the Territory by River Vision, its Affiliates and Partners. The first such annual report shall be provided on the first anniversary of the First Commercial Sale. Each subsequent annual report shall be provided on subsequent anniversaries of the First Commercial Sale.

5. DEVELOPMENT

5.1 Responsibility. River Vision, at its sole cost, shall use Commercially Reasonable Efforts to conduct the development of Compound and/or Product in the Field in the Territory.

5.2 Development Plan. River Vision will conduct (or have conducted) the development of the Compound and Product in the Field in the Territory in accordance with a written plan (“Development Plan”). River Vision shall send a then current version of the Development Plan to Roche at each anniversary of the Effective Date. If River Vision wishes to improve the manufacturing process of the Compound or the Product resulting in a change of the cell bank expressing the Compound, then River Vision shall provide written notice to Roche of the nature of such intended work [***].

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5.3 Different Product. If, as a result of any permitted work performed pursuant to Section 5.2, River Vision uses a new master cell line to develop and subsequently commercializes a Compound and/or a Product as a new biological entity (in addition to a first Compound and/or Product), so that such Compound and/or Product qualifies for an independent period of data exclusivity based on it being a new biological entity under a separate regulatory process, then such Compound and/or Product shall be a separate Product for purposes of Section 9.

6. SUPPLY

6.1 Clinical Supply of Product.

(a) Responsibility. River Vision shall be solely and exclusively responsible at its own expense for the manufacture and supply of clinical supplies of the Product. River Vision shall supply at its own cost all clinical supply of Product during the Term, either by itself, or through a Third Party.

(b) Supply. Notwithstanding Section 6.1(a), Roche shall supply to River Vision Drug Product as specified in Appendix 4 purely for the purposes of conducting the River Vision Studies. Roche shall have no obligation to produce, process or test such Drug Product, except as explicitly stated in this Section 6 or on Appendix 4. The parties shall enter into a Quality Agreement within ninety (90) days of the Effective Date.

(c) Restrictions of Use. River Vision shall not administer to any patient Drug Product supplied by Roche that has an actual shelf age higher than the shelf age supported by the last real-time stability data within specification (“Supported Shelf Age”). In this context actual shelf age means the period of time between present date and the manufacturing date of the respective batch. Supported Shelf Age is stated in Appendix 4 and will be revised and communicated to River Vision in written form with each future stability report, and will become integral part of Appendix 4 together with the supportive stability report.

6.2 Commercial Supply of Product. River Vision shall be solely and exclusively responsible at its own expense for the commercial manufacture and commercial supply of Product for sale in the Territory, either by itself or through Third Parties.

7. REGULATORY

7.1 Responsibility. River Vision, at its sole cost, shall pursue all regulatory affairs related to Product in the Field in the Territory including the preparation and filing of applications for Regulatory Approval, as well as any or all governmental approvals required to develop, have developed, make, have made, use, have used, import, have imported sell and have sold Compound and/or Product. River Vision shall be responsible for pursuing, compiling and submitting all regulatory filing documentation, and for interacting with regulatory agencies, for Compound and Product in all countries in the Territory. River Vision shall own and file in their discretion all regulatory filings and Regulatory Approvals for the Compound and Product in all countries of the Territory. River Vision shall supply Roche with a copy of all material communications related to Compound and Product to or from the regulatory agencies.

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7.2 IND. River Vision shall establish a separate IND or equivalent under which to conduct their clinical trials of the Compound and Product in the Field in the Territory. River Vision shall submit draft protocols to Roche for review and approval as long as patients are still being treated in Roche trials sponsored or supported by Roche. River Vision and its Affiliates and Partners shall have the right to cross-reference any IND or other regulatory documentation of Roche or any of its Affiliates regarding Compound or Product.

7.3 Informed Consent forms. Any Informed Consent forms with patients under any River Vision study shall include the right to transfer samples, data and information to Roche.

7.4 Pharmacovigi lance Agreement. The parties agree that they shall execute a separate Pharmacovigi lance Agreement if deemed applicable prior to, but no later than, the date on which River Vision establishes either a separate IND or equivalent under which they intend to initiate their first clinical trial of the Compound or Product in the Field in the Territory.

8. COMMERCIALIZATION

River Vision, at its own expense, shall have sole responsibility and decision making authority for the marketing, commercialization, promotion, sale and distribution of Products in the Field in the Territory.

9. RIVER VISION PAYMENT OBLIGATIONS

9.1 License Fee. River Vision shall pay to Roche a one time, non-refundable, non-creditable payment of [***] CHF ([***] CHF) within [***] days after the Effective Date. Any non-royalty payments payable to Genentech under the Cabilly License Agreement shall be creditable in full against amounts payable to Roche hereunder.

9.2 Execution of a Partner Agreement. River Vision shall pay to Roche a one time, non-refundable, non-creditable payment in the amount of CHF [***] ([***] CHF) within [***] days after the execution of a Partner Agreement or a Change of Control.

9.3 Process Manufacture Transfer and Other Payments.

(a) River Vision shall make a one time, non-refundable, non-creditable payment in the amount of CHF [***] ([***] CHF) within [***] days after the date of the initiation of the Process Manufacture Know-How transfer (the “Process Manufacture Transfer Payment”).

(b) River Vision shall make a one time, non-refundable, non-creditable payment in the amount of [***] ([***] CHF) within [***] days after the date on which [***].

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(c) If the payments under Sections 9.3(a) and (b) have not been made when River Vision enters into a Partner Agreement or undergoes a Change of Control, as applicable, such payments shall be due within [***] days after the effective date of the Partner Agreement or the Change of Control, as applicable.

9.4 Development Event Payments

(a) For the first Indication.

River Vision shall pay up to a total of CHF [***] (CHF [***]) in relation to the achievements of events with respect to each Product for the first Indication developed for the applicable Product. The development event payments under this Section 9.4(a) shall be paid for the first Indication on a Product-by-Product basis as follows:

Development Event	Event Payment in [***] CHF
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	[***]

Each of the foregoing payments shall be paid no more than once for each Product.

(b) For the second and each subsequent Indication

River Vision shall pay up to a total of CHF [***] (CHF [***]) per Indication in relation to the achievements of events with respect to each Product for the second and each subsequent Indication developed for the applicable Product. The development event payments under this Section 9.4(b) shall be paid for the second and each subsequent Indication on a Product-by-Product basis as follows:

Development Event	Event Payment in [***] CHF
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	[***]

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(c) Development Event Payments for the territory of Japan

In addition to payments due under paragraph (a) and (b) above, River Vision shall pay up to a total of CHF [***] (CHF [***]) in relation to the achievements of events with respect to each Product for the first Indication developed for the applicable Product. The development event payments under this Section 9.4(c) shall be paid for the first Indication on a Product-by-Product basis as follows:

Development Event	Event Payment in [***] CHF
[***]	[***]
[***]	[***]
Total	[***]

Each of the foregoing payments shall be paid no more than once for each Product.

In addition to payments due under paragraphs (a) and (b) above, River Vision shall pay up to a total of CHF [***] (CHF [***]) per Indication in relation to the achievements of events with respect to each Product for the second and each subsequent Indication developed for the applicable Product. The development event payments under this Section 9.4(c) shall be paid for the second and each subsequent Indication on a Product-by-Product basis as follows:

Development Event	Event Payment in [***] CHF
[***]	[***]
[***]	[***]
Total	[***]

If Chugai terminates the Chugai Agreement [***], and Japan is within the Territory under this Agreement, then all applicable payments under this Section 9.4(c) shall be due.

(d) Development Event Payments for the second Product and each subsequent Product

For the second Product and each subsequent Product, the development event payments payable to Roche under Sections 9.4(a), 9.4(b) and 9.4(c) shall be reduced by [***]%.

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9.5 Sales Based Events

River Vision shall pay to Roche up to a total of CHF [***] (CHF [***]) based on aggregate Calendar Year Net Sales of a Product in the Territory:

Net Sales Threshold	Payment [***] CHF
Total Calendar Year Net Sales in the Territory of a Product exceed CHF [***] CHF	[***]
Total Calendar Year Net Sales in the Territory of a Product exceed CHF [***] CHF	[***]
Total Calendar Year Net Sales in the Territory of a Product exceed CHF [***] CHF	[***]
TOTAL	[***]

Each of the sales based event payments shall be paid no more than once, at first occurrence of the event for the Product in the Territory first reaching the respective Net Sales Threshold, irrespective of whether or not the previous sales based event payment was triggered by the same or by a different Product, and shall be non-refundable and non-creditable.

9.6 Royalties.

Royalties shall be payable by River Vision on Net Sales of Products on a Product-by-Product and country-by-country basis until the expiry of the Royalty Term. Thereafter, the licenses set forth in Section 2 shall be fully paid up and royalty-free for a Product in a country.

The following royalty rates shall apply to the respective tiers of aggregate Calendar Year Net Sales of a Product in the Territory, on an incremental basis, as follows:

Tier of Calendar Year Net Sales in million CHF	Percent (%) of Net Sales
[***]	9
[***]	[***]
[***]	12

For example, if Net Sales of a Product in the Territory, for a given Calendar Year, are CHF [***], then the royalty rate applicable on such Net Sales of such Product for that year shall be calculated as follows:

[***].

9.7 Credit of Royalty Payments

River Vision may credit [***] of the royalties payable to Genentech under the Cabilly License Agreement against the royalties payable to Roche under Section 9.6.

9.8 Third Party Payments

Roche shall be responsible at its sole expense for making any payments under the [***] Agreement, the [***] Agreement and the [***] Agreement.

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River Vision shall be responsible for and pay or have paid any consideration owed to any Third Party in relation to Third Party intellectual property rights, except with respect to any payments owed under the [***] Agreement, the [***] Agreement and the [***] Agreement in accordance with the terms of such agreements. Such Third Party payments shall not be deductable against the amounts payable under this Agreement or refundable under this Agreement. [***].

10. GENERAL PAYMENT PROVISIONS

10.1 Accounting and reporting

(a) Timing of Payments.

(i) All payments made under Section 9.4 shall be non-refundable and non-creditable. River Vision shall inform Roche by written notice within [***] days after the occurrence of the respective event and the respective payment shall be made within [***] days after the occurrence of the respective event.

(ii) River Vision shall calculate royalties on Net Sales quarterly as of March 31, June 30, September 30 and December 31 (each being the last day of an “Accounting Period”) and shall pay royalties on Net Sales within the [***] days after the end of each Accounting Period in which such Net Sales occur.

(b) Late Payment. Any payment under this Agreement that is not paid on or before the date such payment is due shall bear interest, to the extent permitted by applicable law, at [***] percentage points above the average one-month Euro Interbank Offered Rate (EURIBOR), as reported by Reuters from time to time, calculated on the number of days such payment is overdue.

(c) Currency of Payment. Royalties on Net Sales shall be paid by River Vision in Swiss Francs.

(d) Currency Conversion. When calculating the Sales for countries other than Switzerland, River Vision shall convert the amount of such sales in currencies other than Swiss Francs into Swiss Francs using for internal foreign currency translation River Vision’s then current standard practices actually used on a consistent basis in preparing its audited financial statements.

10.2 Reporting. With each payment River Vision shall provide Roche in writing for the relevant Calendar Quarter on a Product-by-Product basis the following information:

a) Gross Sales on a country-by-country basis in local currencies;

b) Net Sales on a country-by-country basis in local currencies;

c) Net Sales on a country-by-country basis in Swiss Francs;

d) Total Net Sales in the Territory in Swiss Francs;

e) Total royalty payable in Swiss Francs; and

f) Exchange rates used for the conversion to Swiss Francs made under Section 10.1(d) and Section 10.2(c).

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10.3 Taxes

Roche shall pay all sales, turnover, income, revenue, value added, and other taxes levied on account of any payments accruing or made to Roche under this Agreement.

If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any royalty or other amounts payable under this Agreement to Roche, then River Vision shall promptly pay such tax, levy or charge for and on behalf of Roche to the proper governmental authority, and shall promptly furnish Roche with receipt of payment. River Vision shall be entitled to deduct any such tax, levy or charge actually paid from royalty or other payment due to Roche or be promptly reimbursed by Roche if no further payments are due to Roche. Each party agrees to reasonably assist the other party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

10.4 Auditing

(a) Roche’s Right to Audit

River Vision shall keep, and shall require its Affiliates and Partners to keep, full, true and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable under this Agreement. Such books of accounts shall be kept at their principal place of business. At the expense of Roche, Roche has the right to engage Roche’s then current worldwide independent public accountant to perform, on behalf of Roche an audit of such books and records of River Vision and its Affiliates and Partners, that are deemed necessary by the public accountant to report on Net Sales of Product for the period or periods requested by Roche and the correctness of any report or payments made under this Agreement.

Upon timely request and at least [***] working days’ prior written notice from Roche, such audit shall be conducted in the countries specifically requested by Roche, during regular business hours in such a manner as to not unnecessarily interfere with River Vision’s normal business activities, and shall be limited to results in the [***] calendar years prior to audit notification.

Such audit shall not be performed more frequently than once per Calendar Year nor more frequently than once with respect to records covering any specific period of time.

All information, data documents and abstracts herein referred to shall be used only for the purpose of verifying royalty statements, shall be treated as River Vision Confidential Information subject to the obligations of this Agreement and need neither be retained more than [***] year after completion of an audit hereof, if an audit has been requested; nor more than [***] years from the end of the calendar year to which each shall pertain; nor more than [***] year after the date of termination of this Agreement.

(b) Sharing of draft reports. The auditors shall share all draft reports with Roche and River Vision before the final document is issued; the auditors shall not interpret the agreement. The final report shall be shared by Roche and River Vision.

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(c) Over-or Underpayment. If the audit is undisputed and reveals an overpayment, Roche shall reimburse River Vision for the amount of the overpayment within [***] days. If the audit is undisputed and reveals an underpayment, River Vision shall make up such underpayment with the next royalty payment or, if no further royalty payments are owed to Roche, River Vision shall reimburse Roche for the amount of the underpayment within [***] days. River Vision shall pay for the out-of-pocket audit costs if the underpayment of River Vision exceeds [***]% of the aggregate amount of royalty payments owed with regard to the royalty statements subject of the audit. Section 10.1(b) shall apply to this Section 10.4(c), interest to run from the date such audit is reported to the parties.

(d) Duration of Audit Rights. The failure of Roche to request verification of any royalty calculation within the period during which corresponding records must be maintained under this Section 10.4 will be deemed to be acceptance of the royalty payments and reports.

11. INTELLECTUAL PROPERTY

11.1 Ownership of Patent Rights. River Vision shall own all River Vision Inventions, Roche shall own all Roche Inventions, and River Vision and Roche shall jointly own all Joint Inventions. River Vision and Roche each shall require all of its employees, agents and consultants to assign all inventions related to Products made by them to Roche and River Vision, as the case may be. The determination of inventorship for Inventions worldwide shall be in accordance with US inventorship laws.

11.2 Patent prosecution and maintenance. Roche shall have the first right (but not the obligation) to prepare, file, prosecute and maintain all Roche Patents at Roche’s sole expense. River Vision shall have the first right (but not the obligation) to prepare, file, prosecute and maintain all River Vision Patents at River Vision’s sole expense. The party responsible for the filing, prosecution and maintenance of any Roche Patents or River Vision Patents (the “Responsible Party”) shall provide the other party with a reasonable opportunity to review drafts of proposed patent applications with respect to Patents owned solely by the Responsible Party that claim the manufacture, use or sale of Compound or Product being developed or commercialized by either party, if appropriate, depending on the contents of the submission. The Responsible Party shall consider in good faith the requests and suggestions of the other party with respect to the content and strategies for such patent applications. For clarity, Roche is not obliged to and River Vision has no right request Roche to prepare, file, prosecute and maintain general claims of the Roche Patents going beyond the Compound and/or Product or any other IGF-1 R antibody. Notwithstanding anything in this Section 11 to the contrary, Roche’s rights with respect to River Vision Patents for prosecution, defense, enforcement and otherwise under this Section 11 will extend only to Compound and/or Product in the Field, and further Roche will not seek to enforce any River Vision Patents without the consent of River Vision.

11.3 Assignment of Patents. If Roche is no longer interested in prosecuting or maintaining any of the Roche Patents, then Roche shall notify River Vision thereof and Roche shall assign such Roche Patents to River Vision (or license on an exclusive basis all claim scope to River Vision if any such assignment is not possible under applicable patent law), provided that River Vision shall bear the costs for such assignments and for all future costs. All Patent Rights so assigned from Roche to River Vision shall remain Roche Patents as defined in this Agreement. If River Vision is no longer interested inprosecuting or maintaining any of the River Vision Patents, then River Vision shall notify Roche thereof by at least [***] days prior written notice.

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11.4 Prosecution of Joint Patent Rights. River Vision shall be the Responsible Party for preparing, filing, prosecuting or maintaining Joint Patents, with the parties’ sharing equally the expense thereof. River Vision shall not discontinue prosecution or maintenance of Joint Patents without at least [***] days prior written notice to Roche. If River Vision decides to discontinue prosecution or maintenance of any Joint Patents, Roche shall have the option to continue to prosecute or maintain such Joint Patents, at Roche’s sole expense.

11.5 Cooperation of the Parties. Each party agrees to cooperate in the preparation, filing and prosecution of any Patents under this Agreement and in the obtaining of any patent extensions, supplementary protection certificates and the like with respect to any such Patent. Such cooperation includes, but is not limited to: (a) executing all papers and instruments, or requiring its employees, agents or consultants, to execute such papers and instruments and to enable the Responsible Party to apply for and to prosecute and maintain patent applications in any country; and (b) promptly informing the Responsible Party of any matters coming to such party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications; and (c) the Responsible Party regularly update the other party on the status of all Patents, including any dates for action required or due dates for payments. River Vision shall have the right using a form mutually agreed to by the parties to record its exclusive license under the Roche Patents in countries in the Territory.

11.6 Infringement by Third Parties.

(a) Infringement. Each party shall promptly provide written notice to the other party during the Term of any known infringement or suspected infringement by a Third Party of any Roche Patents, River Vision Patents (if any) or Joint Patents (if any), or of any invalidity or unenforceability assertion or challenge to any such patents, or of any unauthorized use or misappropriation of Roche Know-How, and shall provide the other party with all evidence in its possession supporting such infringement, assertion or challenge or unauthorized use or misappropriation. For clarity, any challenge amounting to a reexamination, interference or opposition will be addressed by Sections 11.2 through 11.5.

(b) Defense and Enforcement. Within a period of [***] days after either party provides or receives such written notice with respect to its Patents (“Decision Period”), the party that has the first right to enforce any such Patents as set forth on Schedule 11.6(b) (the “First Party”) that are allegedly infringed, in its sole discretion, shall decide whether or not to initiate a suit or take other appropriate action with respect to any allegedly infringing activities in the Field (including without limitation defending any assertion or challenge) and shall notify the other party in writing of its decision in writing (“Suit Notice”).

If the First Party for its Patents are allegedly infringed decides to bring a suit or take action with respect to any allegedly infringing activities in the Field and provides a respective Suit Notice, then such party may immediately commence such suit or take such action. If such party (i) does not in writing advise the other party within the Decision Period that it will commence suit or take action, or (ii) fails to commence suit or take action within a reasonable time after providing Suit Notice, then the other party shall thereafter have the right to commence suit or take action with respect to any allegedly infringing activities in the Field and shall provide written notice to the party whose Patents are allegedly infringed of any such suit commenced or action taken by the other party.

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Upon written request, the party bringing suit or taking action (‘Initiating Party’) shall keep the other party informed of the status of any such suit or action and shall provide the other party with copies of all substantive documents and communications filed in such suit or action. The Initiating Party shall have the sole and exclusive right to control any such suit or action, including but not limited to selecting counsel for any such suit or action. If each of the parties elects to be an Initiating Party with respect to the same allegedly infringing activities within the Field, then the parties shall meet and agree on how to manage the resulting suits and actions (including with respect to the process set forth in Section 11.7). If River Vision is the Initiating Party with respect to the Compound Patent, upon Roche request, River Vision and Roche shall jointly agree in good faith on the strategy on how to bring suit or take action with respect to such Compound Patent, such discussions to be held in good faith, and failure to agree shall not jeopardize timing regarding any such suit or action.

The Initiating Party shall, except as provided below, pay all expenses of the suit or action, including, without limitation, the Initiating Party’s attorneys’ fees, damages and court costs.

If the Initiating Party believes it reasonably necessary, upon written request the other party shall join as a party to the suit or action, but shall be under no obligation to participate, except to the extent that such participation is required as the result of its being a named party to the suit or action. Alternatively, at the Initiating Party’s request, the other party will bring the suit or action in the other party’s name, if the Initiating Party reasonably believes that the Initiating Party does not have standing to bring the suit or action, and in such event, the Initiating Party will still control the suit or action as provided above. At the Initiating Party’s written request, the other party shall offer reasonable assistance to the Initiating Party in connection therewith at no charge to the Initiating Party except for reimbursement of reasonable out-of-pocket expenses incurred by the other party in rendering such assistance. The other party shall have the right to participate and be represented in any such suit or action by its own counsel at its own expense.

The Initiating Party shall not settle, agree to a consent judgment or otherwise voluntarily dispose of the suit or action without the written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided that if River Vision is the Initiating Party, any such consent from Roche is not required if River Vision grants a permitted sub-license under Sections 2.5 and 3.

Except as otherwise agreed by the parties in connection with a cost-sharing arrangement, any recovery realized as a result of litigation described in this Section 11.6 (whether by way of settlement or otherwise) will be first allocated to reimbursement of unreimbursed legal fees and expenses incurred by the Initiating Party(ies), then toward reimbursement of any unreimbursed legal fees and expenses of the other party if not an Initiating Party, and then the remainder will be shared between the parties by allocating (i) [***]% to River Vision and [***] to Roche for those Patents infringed where River Vision is the Initiating Party, (ii) [***]% to Roche and [***] to Roche for those Patents infringed where Roche is the Initiating Party, and (iii) if there are Patents infringed for which River Vision is the Initiating Party for one or more of those Patents and Roche is the Initiating Party for one or more of those Patents, [***].

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(c) Exclusion. For clarity, this Section 11.6 shall not apply to the [***] Agreement, the [***] Agreement and the [***] Agreement.

11.7 Hatch-Waxman. Notwithstanding anything herein to the contrary, should a party receive a certification for a Product pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (Public Law 98-417, known as the Hatch-Waxman Act), as amended, or its equivalent in a country other than the US, then such party shall immediately provide the other party with a copy of such certification. The First Party for any such Patent shall have [***] days from date on which it receives or provides a copy of such certification to provide written notice to the other party (“H-W Suit Notice”) whether the First Party will bring suit at its expense within a [***] day period from the date of such certification. Should such [***] day period expire without the First Party bringing suit or providing such H-W Suit Notice, then the other party shall be free to immediately bring suit with respect to such Patent as the Initiating Party.

11.8 Biosimilar or interchangeable biological products. Notwithstanding anything herein to the contrary, within [***] years after the approval of a Product which has been licensed in the US as a biological product under 42 USC 262(a), and as may be needed from time to time thereafter, the parties shall consult as to potential strategies with respect to unexpired US Patent Rights which cover the Product; such consultation shall occur at least [***] days before such [***] anniversary. Specifically, in anticipation of a receipt by the Product’s reference product sponsor (“Reference Product Sponsor”) of a biosimilar or interchangeable product application pursuant to the Biologics Price Competition and Innovation Act of 2009 (Public Law 111-148), the parties will discuss the Reference Product Sponsor’s likely course of action with regard to each such US Patent Right in the procedural steps set forth under 42 USC §262(l), including a general plan for timely communication between the parties in light of the statutory response deadlines.

11.9 Patent Term Extensions. The parties shall use Commercially Reasonable Efforts to obtain all available patent term extensions, adjustments or restorations, or supplementary protection certificates (“SPCs”, and together with patent term extensions, adjustments and restorations, “Patent Term Extensions”). Roche shall execute such authorizations and other documents and take such other actions as may be reasonably requested by River Vision to obtain such Patent Term Extensions, including without limitation designating River Vision as its agent for such purpose as provided in 35 U.S.C. Section 156. All filings for such Patent Term Extensions shall be made by Roche; provided, that in the event that Roche elects not to file for a Patent Term Extension, Roche shall (a) promptly inform River Vision of its intention not to file and (b) grant the right to file for such Patent Term Extension to River Vision as its agent, such acts to occur well in advance of any deadlines for applying for any such Patent Term Extensions for River Vision to act thereupon. Each party shall execute such authorizations and other documents and take such other actions as may be reasonably requested by the other party to obtain such extensions. The parties shall cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to such Roche Patents.

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12. TRADEMARKS AND LABELING

River Vision shall own all trademarks used on or in connection with Product in the Territory, and shall, at its sole cost, be responsible for procurement, maintenance, enforcement and defense of all trademarks used on or in connection with Product in the Territory.

If requested by Roche and to the extent permitted by applicable law, all packaging and labeling shall display that the Product has been “licensed from Roche”.

13. REPRESENTATIONS AND WARRANTIES

13.1 Mutual representations and warranties. Each party represents and warrants to the other that, as of the Effective Date: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

13.2 Roche representations and warranties. Roche represents and warrants to River Vision that, as of the Effective Date: (a) Roche has not received written notice from any Third Party claiming that the manufacture, use or sale of Compound or Product infringes any Patent of any Third Party; (b) Roche is not aware of any Patent that would be infringed by Compound in the Field in the Territory by River Vision; (c) Roche is not a party to any legal action, suit or proceeding relating to Compound or Product; (d) Roche has the full right, power and authority to grant all of the right, title and interest in the licenses, sub-licenses and other rights granted to River Vision under this Agreement; (e) the Roche Patents constitute all of the Patents owned or in-licensed by Roche or any of its Affiliates that are necessary to develop, commercialize, make, use, sell, offer for sale, and import Compound or Product (other than as disclosed by Roche to River Vision before the Effective Date); (f) Roche has Control of all the Roche Patents; and (g) the [***] Agreement, the [***] License Agreement and the [***] License Agreement are in full force and effect.

13.3 Limitations. Except as provided in Section 13.2, Roche makes no representation or warranty that all intellectual property rights necessary for River Vision to make, have made, use, sell, offer for sale and import the Compound or the Product in the Territory have been granted to River Vision under Section 2. Roche did not perform an exhaustive and final search for Third Party patents or an evaluation thereof for Compound and technologies relevant under this Agreement. Roche will not keep River Vision updated about further searches or analyses of Third Party patents nor will it keep River Vision updated about any further developments of any Third Party rights or steps taken or intended to be taken by Roche with regard to such Third Party rights.

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13.4 Disclaimer. Except as expressly set forth herein and elsewhere in this Agreement, THE INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY HEREUNDER ARE PROVIDED “AS IS” AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

13.5 Debarment. River Vision represents and warrants that it has never been debarred under 21 U.S.C. §335a, disqualified under 21 C.F.R. §312.70 or §812.119, sanctioned by a Federal Health Care Program (as defined in 42 U.S.C §1320 a-7b(f)), including without limitation the federal Medicare or a state Medicaid program, or debarred, suspended, excluded or otherwise declared ineligible from any other similar Federal or state agency or program. In the event River Vision receives notice of debarment, suspension, sanction, exclusion, ineligibility or disqualification under the above-referenced statutes, River Vision shall immediately notify Roche in writing and Roche shall have the right, but not the obligation, to terminate this Agreement, effective, at Roche’s option, immediately or at a specified future date, with the consequences set forth in Section 15.4(a).

14. CONFIDENTIALITY; PUBLICATION

14.1 Non-Use and Non-Disclosure. During the Term of this Agreement and for [***] years thereafter, a Receiving Party shall (i) treat Confidential Information provided by Disclosing Party as it would treat its own information of a similar nature, (ii) take all reasonable precautions not to disclose such Confidential Information to Third Parties, without the Disclosing Party’s prior written consent, and (iii) not use such Confidential Information other than for fulfilling its obligations under this Agreement. For the purposes of this Section 14, Roche Know-How shall be considered Confidential Information of both parties.

14.2 Authorized disclosure. Each party may disclose Confidential Information of the other party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

(a) filing or prosecuting Patents as permitted by this Agreement;

(b) prosecuting or defending litigation as permitted by this Agreement;

(c) complying with applicable court orders or governmental regulations; and

(d) disclosure to (i) Affiliates, (ii) for River Vision, NRM and potential or actual subcontractors, Partners, assignees and Change of Control counterparties, (iii) Third Parties in connection with due diligence or similar investigations by such Third Parties, and (iv) disclosure to potential Third Party investors or financial institutions or advisors (including, without limitation, for River Vision, on behalf of NRM), provided, in each case, that any such Third Party agrees to be bound by obligations of confidentiality and non-use, such obligations of confidentiality to contain a confidentiality period of at least [***] years or [***] but not less than [***] years.

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Notwithstanding the foregoing, in the event a party is required to make a disclosure of the other party’s Confidential Information pursuant to Sections 14.2(b) or 14.2(c), it will, except where impracticable, give reasonable advance notice to the other party of such disclosure and use efforts to secure confidential treatment of such information at least as diligently as such party would use to protect its own confidential information, but in no event less than reasonable efforts. In any event, the parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by the parties with the Securities and Exchange Commission (or any other relevant agency or body related to a regulated stock exchange) or as otherwise required by law.

14.3 Publications. River Vision shall have the right to publish any papers regarding results and other information regarding Compound and/or Product, including oral presentations and abstracts. River Vision shall provide Roche with a copy of any proposed papers at least [*** days prior to submission for publication so as to provide Roche with an opportunity to review drafts of the proposed papers. River Vision shall consider in good faith the requests and suggestions of Roche.

Roche shall have the right to publish (i) the results of past and ongoing studies and (ii) any particular work that must be disclosed by law. Roche shall provide River Vision with a copy of any proposed papers at least [***] days prior to submission for publication so as to provide River Vision with an opportunity to review drafts of the proposed papers. Roche shall consider in good faith the requests and suggestions of River Vision.

14.4 Use of name or trademarks. Neither party shall use the other party’s or its Affiliates’ names, with respect to Roche including but not limited to the compound code name “[***]”,”[***]” or “[***]”, or trademarks for publicity or advertising purposes, except with the prior written consent of the other party.

14.5 Publicity. It is understood that the parties intend to issue a joint press release announcing the execution of this Agreement at a mutually agreed upon time (the “Initial Press Release”). Thereafter both parties may desire or be required to issue subsequent press releases relating to the Agreement or activities hereunder. The parties agree to consult with each other reasonably and in good faith with respect to the text and timing of such subsequent press releases prior to the issuance thereof, provided that a party may not unreasonably withhold or delay consent to such subsequent releases, and that either party may issue such subsequent press releases as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure. In addition, following the Initial Press Release announcing this Agreement, either party shall be free to disclose, without the other party’s prior written consent, the existence of this Agreement, the fact that River Vision has taken a license from Roche to the Compound and Product for development and commercialization in the Field, and those terms of the Agreement which have already been publicly disclosed in accordance herewith.

15. TERM

15.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to Section 15.2, continue until the expiration of the Royalty Term (the “Term”).

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15.2 Termination. Subject to Section 15.4:

(a) Breach. A party (“Non-Breaching Party”) shall have the right to terminate this Agreement in its entirety in the event the other party (“Breaching Party”) is in breach of any of its obligations under this Agreement. The non-Breaching Party shall provide written notice to the Breaching Party, which notice shall identify the breach. The Breaching Party shall have a period of ninety (90) days after such written notice is provided to cure such breach (“Peremptory Notice Period”). If such breach is not cured within the Peremptory Notice Period, this Agreement shall effectively terminate, unless there exists a bona fide dispute as to whether such breach occurred or such breach has been cured, whereupon such Peremptory Notice Period shall be tolled and shall not expire until such dispute is settled pursuant to Section 17, whereupon thereafter the Breaching Party may attempt to cure such breach if in the wrong. Non-payment by River Vision is considered a breach under this Agreement.

(b) Insolvency. A party shall have the right to terminate this Agreement, if the other party incurs an Insolvency Event; provided, however, in the case of any involuntary bankruptcy proceeding, such right to terminate shall only become effective if the party that incurs the Insolvency Event consents to the involuntary bankruptcy or such proceeding is not dismissed within ninety (90) days after the filing thereof.

(c) Challenging the Roche Patent Rights. If River Vision is challenging the validity of the Roche Patent Rights, then Roche shall have the right to terminate this Agreement in its entirety with immediate effect. Section 15.4(a) shall apply mutatis mutandis.

15.3 Termination by River Vision without a Cause. If River Vision wishes to terminate the Agreement, River Vision shall notify Roche in writing and Roche and River Vision shall discuss in good faith methods to avoid such termination. If however, the Parties cannot agree on a method to avoid such termination within thirty (30) days of such notice, and River Vision continues to wish to terminate this Agreement, then the following shall apply: River Vision shall have the right to terminate this Agreement in its entirety within six (6) months of such notice before First Commercial Sale of the Product or within nine (9) months of such notice after the First Commercial Sale of the Product. The effective date of termination under this Section 15.3 shall be the date six (6) months (or nine (9) months as the case may be) after River Vision provides such notice to Roche.

15.4 Consequences of Breach and Termination

(a) Breach by River Vision

(i) Both parties shall discuss in good faith and shall attempt to agree on the extent of damages caused by River Vision’s breach of its obligations under this Agreement, and appropriate compensation for damages as may be applicable. Roche shall retain all its remedies as against River Vision in addition to those provided in this Agreement (including, without limitation, when clause (ii) below applies). Notwithstanding anything in this Section 15 to the contrary, if River Vision disputes the breach as specified in Section 15.2(a) and/or any remedy therefor, then in lieu of any of the remedies specified below in clause (ii) of this Section 15.4(a), the parties agree to have the ICC under Section 17 determine (1) whether any breach has occurred (and if any such breach is found to have occurred, subject to the subsequent cure period provided in Section 15.2(a)) and (2) an appropriate remedy in proportion to any such uncured breach. For clarity, Roche shall not be required to seek, before the ICC or otherwise, to terminate this Agreement upon any breach by River Vision.

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(ii) If River Vision elects not to dispute the alleged breach and/or the remedy therefor as provided in clause (i) above, then the following shall apply:

(a) Roche shall notify River Vision its decision on whether or not it shall terminate this Agreement within ninety (90) days after the expiration of the Peremptory Notice Period. Such notice shall contain the information to which extent Roche wishes to continue the development and commercialization of the Compound and/or Product.

(b) Upon any termination by Roche for breach by River Vision, all rights and licenses granted by Roche to River Vision under this Agreement shall also terminate on the effective date of termination. River Vision shall, upon Roche’s written request, to the extent River Vision has the right to do so, assign and transfer to Roche, [***] all regulatory filings and approvals, Product specific- trademarks, and all data, including clinical data, samples, materials and information, in River Vision’s possession and Control related to Product necessary for the development and commercialization of the Product. Upon request of Roche, River Vision shall assign clinical trial agreements to the extent permitted.

(c) Roche shall, upon such transfer, have the right to disclose such filings, approvals and data to (i) governmental agencies to the extent required or desirable to secure government approval for the development, manufacturing or sale of Product, (ii) Third Parties acting on behalf of Roche, its Affiliates or licensees, to the extent reasonably necessary solely for the development, manufacture, or sale of Product, and (iii) Third Parties to the extent reasonably necessary to market Product.

(d) Roche shall have [***] solely for Roche, its Affiliates or licensees to develop, manufacture and have manufactured, use offer to sell, sell, promote, export and import the applicable Products in the Territory. Upon request of Roche, any license agreements between River Vision and a Third Party relating to Product shall be either assigned to Roche, or if this is not possible, sub-licensed to Roche to the extent permitted under the then prevailing conditions.

(b) Breach by Roche

(i) Both parties shall discuss in good faith and shall attempt to agree on the extent of damages caused by Roche’s breach of its obligations under this Agreement, and appropriate compensation for damages as may be applicable. River Vision shall retain all its remedies as against Roche in addition to those provided in this Agreement (including, without limitation, when clause (ii) below applies). Notwithstanding anything in this Section 15 to the contrary, if Roche disputes the breach as specified in Section 15.2(a) and/or any remedy therefor, then in lieu of any of the remedies specified below in clause (ii) of this Section 15.4(b), the parties agree to have the ICC under Section 17 determine (1) whether any breach has occurred (and if any such breach is found to have occurred, subject to the subsequent cure period provided in Section 15.2(a)) and (2) an appropriate remedy in proportion to any such uncured breach. For clarity, River Vision shall not be required to seek, before the ICC or otherwise, to terminate this Agreement upon any breach by Roche.

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(ii) If Roche elects not to dispute the alleged breach or the remedy therefor as provided in clause (i) above, then the following shall apply:

(a) Upon any breach by Roche for which River Vision has the right to terminate this Agreement under Section 15.2, River Vision shall have the right to terminate this Agreement in accordance with Section 15.2, with the consequences set forth in Section 15.4(c). If River Vision does not practice its aforementioned right to terminate, then River Vision may retain the rights and licenses granted by Roche under this Agreement after the expiration of the Peremptory Notice Period and this Agreement shall not terminate but rather shall continue in full force and effect. River Vision shall notify Roche its decision on whether or not it shall terminate this Agreement within ninety (90) days after the expiration of the Peremptory Notice Period.

(c) Termination by River Vision without Cause

(i) Roche shall inform River Vision within thirty (30) days after the notice of termination under this Section 15.4(c) whether or not and to which extent Roche wishes to continue the development and commercialization of the Compound and/or Product.

(ii) Upon any termination by River Vision under this Section 15.4(c), all rights and licenses granted by Roche to River Vision under this Agreement shall terminate in their entirety.

(iii) River Vision shall, upon Roche’s written request, to the extent it has the right to do so, assign to Roche, [***] all Product regulatory filings and approvals and Product-specific trademarks (including but not limited to data, including clinical data, samples, materials and information) in River Vision’s possession and Control. If requested by Roche, River Vision shall assign clinical trial agreements to the extent permitted.

Roche shall have [***] solely for Roche, its Affiliates or licensees to develop, have developed, commercialize, have commercialized, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import and have imported the applicable Products in the Territory.

Roche shall, upon such transfer, have the right to disclose such filings, approvals and data to (i) governmental agencies to the extent required or desirable to secure government approval for the development, manufacture or sale of Product; (ii) Third Parties acting on behalf of Roche, its Affiliates or licensees, to the extent reasonably necessary solely for the development, manufacture, or sale of Product, or (iii) Third Parties to the extent reasonably necessary to market Product.

Upon request of Roche, any agreements between River Vision and a Third Party relating to Product shall be either assigned to Roche, or if this is not possible, sub-licensed to Roche to the extent permitted under the then prevailing conditions.

15.5 Other Obligations

(a) Obligations Related to Ongoing Activities

(i) From the date of notice of termination until the effective date of termination, this Agreement shall remain in full force and effect

(ii) If Roche has provided notice to River Vision pursuant to Section 15.4(c)(i) that it does not wish to continue the development and commercialization of the Compound and/or Product, then River Vision (A) has the right to cancel all ongoing obligations and (B) shall complete all non-cancellable obligations at its own expense.

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(iii) If Roche has provided notice to River Vision pursuant to Section 15.4(c) that Roche wishes to continue the development and/or commercialization of the Compound and/or Product, then, at Roche’s request, River Vision shall [***] continue non-clinical activities ongoing as of the date of notice of termination (for clarity, the treatment of clinical trials is addressed below).

(iv) If Roche has provided notice to River Vision pursuant to Section 15.4(c) that Roche wishes to continue the development and/or commercialization of the Product, then, upon the request of Roche, River Vision shall complete [***], any clinical studies related to the Product that are being conducted under its IND (or equivalent) for the Product and are ongoing as of the notice of termination; provided, however, that Roche agrees [***] in completing such clinical studies and provided further that each of River Vision and Roche in their respective reasonable judgment has concluded that completing any such clinical studies does not present a unreasonable risk to patient safety.

(v) In any case, after the effective date of termination, River Vision shall not have any obligation to perform and/or complete any new activities or to make any payments for performing or completing any new activities under this Agreement, except as expressly stated in Section 15.5(a)(iii).

(b) Obligations Related to Manufacturing. If (i) Roche has provided notice to River Vision that Roche wishes to continue the development and/or commercialization of the Product, and (ii) Product is then being manufactured, then, upon the request of Roche, River Vision shall use Commercially Reasonable Efforts to manufacture and supply (or have manufactured or supplied, as the case may be) Product to Roche for a period which shall not exceed [***] months from the effective date of the termination of this Agreement at a price to be agreed by the parties in good faith. Roche shall use Commercially Reasonable Efforts to take over the manufacturing as soon as possible after the effective date of termination.

(c) Royalty and Payment Obligations

Expiration or termination of this Agreement (or any provision hereof) for any reason shall be without prejudice to any right that shall have accrued to the benefit of a party prior to such expiration or termination, including without limitation damages arising from any breach under this Agreement.

Termination of this Agreement by a party, for any reason, shall not release River Vision from any obligation to pay royalties or make any payments to Roche which are due and payable prior to the effective date of termination. Termination of this Agreement by a party, for any reason, will release River Vision from any obligation to pay royalties or make any payments to Roche which would otherwise become due or payable on or after the effective date of termination.

(d) Survival. Expiration or termination of this Agreement shall not relieve a party from any obligation that is expressly indicated to survive such expiration or termination. In addition to the termination consequences set forth in Section 15.4, the following provisions shall survive termination or expiration of this Agreement: 2.8 (Freedom-to-operate); 11. Intellectual Property; 14. Confidentiality/Publication; 16. Indemnification, 17. Dispute Resolution, Governing Law and Jurisdiction, and the following provisions of 18. General Provisions: 18.2, 18.3, 18.6, 18.7, 18.8, 18.10, 18.11 and 18.12.

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16. INDEMNIFICATION

16.1 Roche indemnification. Roche hereby agrees to save, defend, indemnify and hold harmless River Vision and its officers, directors, employees, consultants and agents (“River Vision Indemnitees”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (“Indemnified Losses”), to which any such River Vision Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Indemnified Losses arise out of the breach by Roche of any obligation, representation, warranty, covenant or agreement made by it under this Agreement, except to the extent such Indemnified Losses result from the negligence or willful misconduct of any River Vision Indemnitee (including without limitation any item subject to indemnification by River Vision under Section 16.2).

16.2 River Vision indemnification. River Vision hereby agrees to save, defend, indemnify and hold harmless Roche and its officers, directors, employees, consultants and agents (“Roche Indemnitees”) from and against any and all Indemnified Losses, to which any such Roche Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Indemnified Losses arise out of (i) the breach by River Vision of any representation, warranty, covenant or agreement made by it under this Agreement, or (ii) the development, manufacture, use, handling, storage, sale or other disposition of the Compound and/or any Product by River Vision or any of its Affiliates or Partners (including but not limited to (1) Product liability claims and (2) infringement of Third Party patents, other than those for this clause (2) Patents sub-licensed to River Vision by Roche under the [***] Agreement, the [***] Agreement or the [***] Agreement or any in-licensed Roche Patents provided that River Vision has complied with the applicable terms of this Agreement), except to the extent such Indemnified Losses result from the negligence or willful misconduct of any Roche Indemnitee (including without limitation any item subject to indemnification by Roche under Section 16.1).

16.3 Control of defense. In the event an River Vision Indemnitee or Roche Indemnitee (as the case may be) seeks indemnification under Section 16.1 or 16.2, it shall inform the other party (the “Indemnifying Party”) of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim, provided that the Indemnifying Party shall not settle any such claim without the prior written consent of any affected Roche Indemnitee or River Vision Indemnitee (as the case may be), if such settlement contains any admission of fault of such River Vision Indemnitee or Roche Indemnitee (as the case may be).

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17. DISPUTE RESOLUTION, GOVERNING LAW AND JURISDICTION

17.1 Dispute resolution. Any dispute arising under or relating to the parties rights and obligations under this Agreement will be referred to the Chief Executive Officer of River Vision or his designee and the Head of Roche Partnering of Roche with authority to resolve such dispute, for resolution. In the event the two individuals referred to in the preceding sentence are unable to resolve such dispute within [***] days of such dispute being referred to the officers, then, upon the written request of either party to the other party, the dispute shall be addressed as provided in Section 17.2.

17.2 Governing law and jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of Switzerland, without reference to its conflict of laws principles and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention).

If a dispute cannot be resolved in application of Section 17.1, then such dispute shall be finally settled under the rules of arbitration of the International Chamber of Commerce (“ICC”) by three arbitrators.

Each party shall nominate one arbitrator. Should the claimant fail to appoint an arbitrator in the request for arbitration within [***] days of being requested to do so, or if the respondent should fail to appoint an arbitrator in its answer to the request for arbitration within [***] days of being requested to do so, the other party shall request the ICC court to make such appointment.

The arbitrators nominated by the parties shall, within [***] days from the appointment of the arbitrator nominated in the answer to the request for arbitration, and after consultation with the parties, agree and appoint a third arbitrator, who will act as a chairman of the arbitral tribunal. Should such procedure not result in an appointment within the [***] day time limit, either party shall be free to request the ICC court to appoint the third arbitrator.

Where there is more than one claimant and/or more than one respondent, the multiple claimants or respondents shall jointly appoint one arbitrator. In other respects the provisions of this Section 17.1 shall apply.

If any party-appointed arbitrator or the third arbitrator resigns or ceases to be able to act, a replacement shall be appointed in accordance with the arrangements provided for in this Section 17.1.

Basel, Switzerland, shall be the seat of the arbitration.

The language of the arbitration shall be English. Documents submitted in the arbitration (the originals of which are not in English) shall be submitted together with an English translation.

This arbitration agreement does not preclude either party seeking conservatory or interim measures from any court of competent jurisdiction including, without limitation, the courts having jurisdiction by reason of either party’s domicile. Conservatory or interim measures sought by either party in any one or more jurisdictions shall not preclude the arbitral tribunal granting conservatory or interim measures. Conservatory or interim measures sought by either party before the arbitral tribunal shall not preclude any court of competent jurisdiction granting conservatory or interim measures.

In the event that any issue shall arise which is not clearly provided for in this arbitration agreement the matter shall be resolved in accordance with the ICC arbitration rules.

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18. GENERAL PROVISIONS

18.1 No implied licenses. No right or license under any Patents or Know-How is granted or shall be granted by implication. All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement. Each party hereby expressly reserves the right to practice, and to grant licenses under, the Patents and Know-How Controlled by such party for any and all purposes other than as expressly provided herein or for the specific purposes for which the other party has been granted an exclusive license under this Agreement.

18.2 Relationship between the parties. The parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the parties. Neither party is a legal representative of the other party and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.

18.3 Non-waiver. The failure of a party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such party.

18.4 Assignment. Neither party shall have the right to assign the present Agreement or any part thereof to any Third Party other than Affiliates without the prior written approval of the other Party, such approval not to be unreasonably withheld or delayed.

18.5 Change of Control. River Vision shall not have the right to undergo a Change of Control without the prior written approval of Roche, such approval not to be unreasonably withheld or delayed. For purposes of this Agreement, “Change of Control” shall mean, with respect to River Vision, (i) a merger, reorganization or consolidation involving River Vision in which the members of River Vision, immediately prior to the merger, reorganization or consolidation, would not, immediately after the merger, reorganization or consolidation, beneficially own (directly or indirectly) membership interests representing in the aggregate more than fifty percent (50%) of the combined voting power of the entity issuing cash or securities in the merger, reorganization or consolidation (or of its ultimate parent entity, if any), or (ii) a person or entity becomes the beneficial owner of more than fifty percent (50%) of the voting securities of River Vision, other than directly from River Vision; however, “Change of Control” will not include any transaction effected for equity or debt financing purposes pursuant to which River Vision receives cash therefor, provided River Vision does not grant any sublicense of the rights granted to River Vision by Roche in Section 2.1(a) as part of such transaction. For purposes of this Section 18.4 and the last sentence of Section 2.5, River Vision shall have the right to provide the identity of the counterparty to the proposed Partner Agreement or Change of Control, and Roche shall indicate within [***] business days if Roche approves such proposed transaction (and if Roche fails to reply in such [***]-day period, then such approval will be deemed given).

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18.6 No Third Party beneficiaries. This Agreement is neither expressly nor impliedly made for the benefit of any party other than those executing it.

18.7 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, then such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

18.8 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if mailed, [***] days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

If to River Vision, notices must be addressed to:

River Vision, LLC

Narrow River Management

One Rockefeller Plaza. Ste. 1204

New York, NY 10020 U.S.A.

Attention: David Madden, Principal

Facsimile: [***]

If to Roche, notices must be addressed to:

Hoffmann-La Roche Inc.

340 Kingsland Street

Nutley, NJ 07110, USA

Attention: Corporate Secretary

Facsimile: [***]

And:

F.Hoffmann-La Roche Ltd

Grenzacherstrasse 124

CH-4070 Basel

Switzerland

Attention: Legal Department

Facsimile: [***]

In the event of a change of notice address, recipient or both, a party shall provide the other party written notice pursuant to this Section 18.8 setting forth the new address and/or recipient, as appropriate.

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18.9 Force majeure. Except for the obligation to make payment when due, each party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such party’s reasonable control including but not limited to Acts of God, fire, flood, explosion, earthquake, or other natural forces, war, civil unrest, acts of terrorism, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, any strike or labor disturbance, or any other event similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the party has not caused such event(s) to occur. Notice of a party’s failure or delay in performance due to force majeure must be given to the other party within [***] days after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure. In no event shall any party be required to prevent or settle any labor disturbance or dispute.

18.10 Interpretation. All references to days in this Agreement shall mean calendar days, unless otherwise specified. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement shall be in the English language. All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof. “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. All definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural. Each party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting party shall not apply.

18.11 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties, their Affiliates, and their respective successors and assigns.

18.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.

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***Certain Confidential Information Omitted

IN WITNESS WHEREOF, the parties have executed this LICENSE AGREEMENT as of the date first above written.

F. HOFFMANN-LA ROCHE LTD

By: /s/ Andrew Jefferson	By: /s/ Dr. Melanie Frey Wick
Name: Andrew Jefferson	Name: Dr. Melanie Frey Wick
Title: Global Licensing Director	Title: Legal Counsel

Date: 23/6/11	Date: June 23, 2011

F. HOFFMANN-LA ROCHE LTD	RIVER VISION LLC

By: NARROW RIVER MANAGEMENT, LP
By: /s/ Frank J. D’Angelo	MANAGING MEMBER
Name: Frank J. D’Angelo
Title: V.P.	By: /s/ D. Madden
Name: D. Madden
Date:	Title: Principal

Date:

LICENSE AGREEMENT

Appendix 1

Compound

teprotumumab is a human IgG1 antibody binding to IGFIR [***]

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***Certain Confidential Information Omitted

LICENSE AGREEMENT

Appendix 2

Roche Patents

[***]

***Certain Confidential Information Omitted

LICENSE AGREEMENT

Appendix 3

Roche Know-How:

[***]

***Certain Confidential Information Omitted

LICENSE AGREEMENT

Appendix 4

River Vision Studies:

[***]

LICENSE AGREEMENT

Supply of Drug Product and Supported Shelf Life under Sections 6.1(b) and 6.1(c):

River Vision will send a written order to Roche to ship Drug Product with no less than [***] months lead time from the delivery date.

The order shall contain: (a) the order number, (b) quantity of Drug Product vials, (c) invoicing address and (d) delivery date. Roche shall deliver Drug Product according to Table I EXW (Incoterms 2000) to the delivery address named by River Vision. The delivery address for the material shall be communicated to Roche no fewer than [***] days prior to the agreed delivery date.

With each shipment of Drug Product, Roche will send the packing list, the Certificate of Analysis for the batches included in the shipment, the current Material Safety Data Sheet and a pro forma invoice. In addition, Roche will provide River Vision with the documents listed in Table II. Roche guarantees that it has manufactured Product in conformity with the Product specifications, all applicable laws and regulations, and in accordance with cGMP.

[***]

***Certain Confidential Information Omitted

LICENSE AGREEMENT

Appendix 5

Redacted copy of [***] Agreement

See attached.

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***Certain Confidential Information Omitted

LICENSE AGREEMENT

Appendix 6

Redacted copy of [***] Agreement

See attached.

[Remainder of this page intentionally left blank.]

***Certain Confidential Information Omitted

LICENSE AGREEMENT

Appendix 7

Redacted copy of [***] Agreement

See attached.

[Remainder of this page intentionally left blank.]

***Certain Confidential Information Omitted

LICENSE AGREEMENT

Schedule 11.6(b)

Patents and First Parties

[***]

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***Certain Confidential Information Omitted

Amendment No 1 to License Agreement

THIS AMENDMENT NO 1. TO LICENSE AGREEMENT (“Amendment”) is entered into as of the 19th of November, 2012 (“Effective Date”) by and among:

F. HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of New Jersey, with its principle office at 340 Kingsland Street, Nutley, New Jersey 07110, U.S.A. (“Roche Nutley”; Roche Basel and Roche Nutley together referred to as “Roche”)

and

RIVER VISION LLC, a limited liability company organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, New York NY, 10020, U.S.A. (“River Vision”).

WHEREAS, River Vision and Roche wish to amend the agreement to as follows:

I.	Section 2.4 shall be deleted and replaced by the following

“2.4. Sub-Contractors. River Vision has the right to sub-contract the work performed under this Agreement. Any sub-contract agreement shall include the right to disclose (i) a copy of the Agreement and confidential information to Roche and (ii) the right to assign the agreement to Roche, including the right to transfer of the ownership of data, information and results arising therefrom to Roche to the same extent as to River Vision.

II.	Section 2.5 shall be deleted and replace by the following:

“2.5 Right to enter into a Partner Agreement with Third Parties. Subject to Roche’s rights under Section 3, River Vision shall have the right to enter into a Partner Agreement, including but not limited to granting sublicenses to Partners under its rights granted under Section 2.1 and Section 2.2. Any rights granted to a Partner under this Agreement shall be solely to the extent necessary to develop, commercialize, make, use, offer for sale, sell or import (and have others do the same) Compound and/or Product in the Field in the Territory. River Vision shall ensure that all of the applicable terms and conditions of this Agreement, including the obligations under the [***] Agreement, the [***] Agreement and the [***] Agreement, shall apply to the Partner under the Partner Agreement to the same extent as they apply to River Vision for all purposes. River Vision assumes full responsibility for the performance of all obligations and observance of all terms so imposed to the Partner under such Partner Agreement and shall itself account to Roche for all payments due under this Agreement. The Partner of River Vision shall have no right to further sub-license rights to develop and commercialise the Compound or Product to a Third Party, with the understanding that co-promotion or distribution or other marketing arrangements are permitted.

Any sublicenses granted by River Vision to a Partner under the [***] Agreement, the [***] Agreement and the [***] Agreement shall be subject to prior approval of Roche. For clarity, River Vision is free to sub-contract any rights under such agreements.

River Vision shall disclose a copy of the draft Partner Agreement to Roche, subject to redaction of financial terms.

***Certain Confidential Information Omitted

III.	Section 18.4 of the Agreement shall be deleted and replaced by the following:

“Section 18.4. Assignment. Neither party shall have the right to assign the present Agreement or any part thereof to any Third Party other than (I) Affiliates or (11) in connection with a Change of Control as contemplated by Section 18.5, without the prior written approval of the other Party, such approval not to be unreasonably withheld or delayed.’

IV.	Section 18. 5 of the Agreement shall be deleted and replaced by the following:

“Section 18.5. Change of Control. Subject to Roche’s right of first offer under Section 3 hereof, River Vision shall have the right to undergo a Change of Control. For purposes of this Agreement, “Change of Control shall mean, with respect to River Vision, (i) a merger, reorganization or consolidation involving River Vision in which the members of River Vision, immediately prior to the merger, reorganization or consolidation, would not, Immediately after the merger, reorganization or consolidation, beneficially own (directly or Indirectly) membership interests representing in the aggregate more than fifty percent (50%) of the combined voting power of the entity Issuing cash or securities in the merger, reorganization or consolidation (or of Its ultimate parent entity, If any), or (ii) a person or entity becomes the beneficial owner of more than fifty percent (50%) of the voting securities of River Vision, other than directly from River Vision; however, “Change of Control” will not Include any transaction effected for equity or debt financing purposes pursuant to which River Vision receives cash therefor, provided River Vision does not grant any sublicense of the rights granted to River Vision by Roche as part of such transaction.’

V.	Capitalized terms shall have the same meaning as defined in the Agreement.

VI.	Except as expressly stated herein, no other changes are made to tie Agreement and all other terms and conditions of the Agreement remain in full force and effect

VII.	This Amendment enters into effect on the Effective Date.

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IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 1 TO THE LICENSE AGREEMENT as of the date first above written.

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Christophe Carissimo	By:	/s/ Dr. Melanie Frey Wiek
Name:	Christophe Carissimo	Name:	Dr. Melanie Frey Wiek
Title:	Global Licensing Director	Title:	Legal Counsel

Date: Nov 19, 2012		Date: November 19, 2012

HOFFMANN-LA ROCHE INC.		RIVER VISION LLC

BY: NARROW RIVER MANAGEMENT, LP

By:	/s/ Joseph S. McCracken	MANAGING MEMBER
Name:	Joseph S. McCracken
Title:	Vice President

Date: November 19, 2012		By:	/s/ D. Madden
		Name:	D. Madden
		Title:	Principal

Date: 11/19/2012

Amendment No 2 to License Agreement

THIS AMENDMENT NO. 2 TO LICENSE AGREEMENT (“Amendment”) is entered into as of the 1st of February 2013 (“Effective Date”) by and among:

F.HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of New Jersey, with its principle office at 340 Kingsland Street, Nutley, New Jersey 07110, U.S.A. (“Roche Nutley”; Roche Basel and Roche Nutley together referred to as “Roche”)

and

RIVER VISION DEVELOPMENT CORP., a corporation organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, New York NY, 10020, U.S.A.

WHEREAS, River Vision Development Corp. is successor in interest to River Vision LLC and River Vision Development Corp. and Roche wish to amend the agreement to as follows:

I.	The table “II. Material” in Process, Manufacturing Know how on page 61 of Appendix 3 shall be amended by the addition of the following after the existing table under the titles

[***]

***Certain Confidential Information Omitted

II.	Capitalized terms shall have the same meaning as defined in the Agreement.

III.	Except as expressly stated herein, no other changes are made to the Agreement and all other terms and conditions of the Agreement remain in full force and effect.

IV.	This Amendment enters into effect on the Effective Date.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 2 TO THE AGREEMENT as of the date first above written.

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Christoph Sarry	By:	/s/ Melanie Frey Wick
Name:	Dr. Christoph Sarry	Name:	Dr. Melanie Frey Wick
Title:	Global Alliance Director	Title:	Legal Counsel

Date: 14/02/2013		Date: February 14, 2013

HOFFMANN-LA ROCHE INC.		RIVER VISION DEVELOPMENT CORP.

By:	/s/ Joseph S. McCracken	By:	/s/ D Madden
Name:	Joseph S. McCracken	Name:	D Madden
Title:	Vice President	Title:	Chief Executive Officer

Date: 21-Feb-2013		Date: 5 February 2013

Apprv’d As To Form LAW DEPT.

By	/s/ MDM

Amendment No 3 to License Agreement

THIS AMENDMENT NO. 3 TO LICENSE AGREEMENT (“Amendment”) is entered into as of the 1st of February 2013 (“Effective Date”) by and among:

F. HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of New Jersey, with its principle office at 340 Kingsland Street, Nutley, New Jersey 07110, U.S.A. (“Roche Nutley”; Roche Basel and Roche Nutley together referred to as “Roche”)

and

RIVER VISION DEVELOPMENT CORP., a limited liability company organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, Suite 1204, New York, NY, 10020, U.S.A. (“RV”).

WHEREAS, River Vision and Roche wish to amend the agreement as follows:

I.	The table “II. Material” in Process, Manufacturing Know how on page 61 of Appendix 3 shall be amended by the addition of the following table after the existing table under the titles

[***]

***Certain Confidential Information Omitted

[***]

IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 3 TO THE AGREEMENT as of the date first above written.

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Christophe Carissimo	By:	/s/ Melanie Frey Wick
Name:	Christophe Carissimo	Name:	Dr. Melanie Frey Wick
Title:	Global Head Transaction Excellence	Title:

Date: May 31, 2013		Date: May 31, 2013

HOFFMANN-LA ROCHE INC.		RIVER VISION DEVELOPMENT CORP.

By:	/s/ John P. Parise	By:	/s/ D Madden
Name:	John P. Parise	Name:	D Madden
Title:	Authorized Signatory	Title:	CEO

Date: June 4, 2013		Date: 6/11/13

Apprv’d As To Form LAW DEPT.

By	/s/ MM

***Certain Confidential Information Omitted

Amendment No 4 to License Agreement

THIS AMENDMENT NO. 4 TO LICENSE AGREEMENT (“Amendment”) is entered into as of the 21st of October 2013 (“Effective Date”) by and among:

F. HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of New Jersey, with its principle office at 340 Kingsland Street, Nutley, New Jersey 07110, U.S.A. (“Roche Nutley”; Roche Basel and Roche Nutley together referred to as “Roche”)

and

RIVER VISION DEVELOPMENT CORP., a limited liability company organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, Suite 1204, New York NY, 10020, U.S.A. (“River Vision”).

WHEREAS, River Vision and Roche wish to amend the agreement as follows:

I.	The table “II. Material” in Process, Manufacturing Know how on page 61 of Appendix 3 shall be amended by the addition of the following after the existing table under the titles

[***]

II.	Capitalized terms shall have the same meaning as defined in the Agreement.

III.	Except as expressly stated herein, no other changes are made to the Agreement and all other terms and conditions of the Agreement remain in full force and effect.

IV.	This Amendment enters into effect on the Effective Date.

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***Certain Confidential Information Omitted

IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 4 TO THE AGREEMENT as of the date first above written.

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Vikas Kabra	By:	/s/ Melanie Frey Wick
Name:	Vikas Kabra	Name:	Dr. Melanie Frey Wick
Title:	Head of Transaction Excellence	Title:	Legal Counsel

Date:		Date: July 16, 2014

HOFFMANN-LA ROCHE INC.		RIVER VISION DEVELOPMENT CORP.

By:	/s/ John P. Parise	By:	/s/ D Madden
Name:	John P. Parise	Name:	D Madden
Title:	Authorized Signatory	Title:	CEO

Date:		Date: Oct/18/13

Apprv’d As To Form LAW DEPT.

By	/s/ GB

Amendment No 5 to License Agreement

THIS AMENDMENT No 5. to License Agreement (“Amendment”) is entered into as of the 11th of November 2013 (“Effective Date”) by and among:

F. HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of New Jersey, with its principle office at 340 Kingsland Street, Nutley, New Jersey 07110, U.S.A. (“Roche Nutley”; Roche Basel and Roche Nutley together referred to as “Roche”)

and

RIVER VISION LLC, a limited liability company organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, New York NY, 10020, U.S.A. (“River Vision”).

WHEREAS, River Vision and Roche wish to amend the agreement to as follows:

I.	The table “II. Material” in Process, Manufacturing Know how on page 61 of Appendix 3 was amended in Amendment No. 2 and Amendment No. 4 with lines as follows:

Amendment No. 2

[***]

Amendment No. 4

[***]

Remarks of the Amendments No. 2 and No. 4 for the test material as mentioned above will be completely replaced by the following remark:

***Certain Confidential Information Omitted

[***]

II.	Capitalized terms shall have the same meaning as defined in the Agreement.

III.	Except as expressly stated herein, no other changes are made to the Agreement and all other terms and conditions of the Agreement remain in full force and effect.

IV.	This Amendment enters into effect on the Effective Date.

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***Certain Confidential Information Omitted

IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 1 TO THE LICENSE AGREEMENT as of the date first above written.

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Christophe Carissimo	By:	/s/ Dr. Melanie Frey Wiek
Name:	Christophe Carissimo	Name:	Dr. Melanie Frey Wiek
Title:	Global Head Transaction Excellence	Title:	Legal Counsel

Date: Nov 14, 2013		Date: November 14, 2013

HOFFMANN-LA ROCHE INC.		RIVER VISION LLC

By:	/s/ John Parise	By:	/s/ D. Madden
Name:	John Parise	Name:	D. Madden
Title:	Authorized Signatory	Title:	CEO

Date: November 20, 2013		Date: 12 November 2013

Amendment No 6 to License Agreement

THIS AMENDMENT NO. 6 TO LICENSE AGREEMENT (“Amendment”) is entered into as of the 18th December 2014 (“Effective Date”) by and among:

F. HOFFMANN-LA ROCHE LTD, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of New Jersey, with its principle office and place of business at 150 Clove Road, 8th Floor, Little Falls, New Jersey 07424, U.S.A. (“Roche Little Fall”; Roche Basel and Roche Little Falls together referred to as “Roche”)

and

RIVER VISION DEVELOPMENT CORP., a limited liability company organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, New York NY, 10020, U.S.A. (“River Vision”).

WHEREAS, River Vision and Roche wish to amend the agreement as follows:

I.	The table “II. Material” in Process, Manufacturing Know how on page 61 of Appendix 3 shall be amended by the addition of the following after the existing table

[***]

***Certain Confidential Information Omitted

II.	Capitalized terms shall have the same meaning as defined in the Agreement.

III.	Except as expressly stated herein, no other changes are made to the Agreement and all other terms and conditions of the Agreement remain in full force and effect.

IV.	This Amendment enters into effect on the Effective Date.

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IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 6 TO THE AGREEMENT as of the date first above written.

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Timothy Steven	By:	/s/ Melanie Frey Wick
Name:	Timothy Steven	Name:	Dr. Melanie Frey Wick
Title:	Global Alliance Director	Title:	Legal Counsel

Date: 8th Jan 2015		Date: 8th January 2015

HOFFMANN-LA ROCHE INC.		RIVER VISION DEVELOPMENT CORP.

By:	/s/ John P. Parise	By:	/s/ D Madden
Name:	John P. Parise	Name:	D Madden
Title:	Authorized Signatory	Title:	CEO

Date: Jan 13, 2015		Date: 12/17/14

Apprv’d As To Form LAW DEPT.

By	/s/

Amendment No. 7 to the License Agreement

This Amendment No. 7 to the License Agreement (“Amendment”) is entered into as of the 24th of June 2015 (“Effective Date”) by and among:

F. Hoffmann-La Roche Ltd., a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of the State of New Jersey, with its principal office and place of business at 150 Clove Road, 8th Floor, Little Falls, NJ 07424, USA (“Roche Little Falls”; Roche Little Falls and Roche Basel together referred to as “Roche”).

And

River Vision Development Corp, a corporation organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, Suite 1204, New York, NY 10020, USA (“River Vision”).

Whereas, Roche and River Vision wish to amend the agreement as follows:

I. The Table (II. Material in Process, Manufacturing Know-How on page 61 of Appendix 3 shall be amended as follows:

[***]

II. Capitalized terms used herein shall have the same meaning as defined in the Agreement.

***Certain Confidential Information Omitted

III. Except as previously stated herein, no other changes are made to the Agreement and all other terms and conditions of the Agreement remain in effect.

IV. This Amendment enters into effect on the Effective Date.

In witness whereof, the parties have executed this Amendment No. 7 to the Agreement as of the date first above written.

F. Hoffmann-La Roche Ltd

By:	/s/ Tim Steven	By:	/s/ Melanie Frey Wick
Name:	Tim Steven	Name:	Dr. Melanie Frey Wick
Title:	Alliance Director	Title:

Date: 21st July 2015		Date:

Hoffmann-La Roche Inc.		River Vision Development Corp.

By:	/s/ David P. McDede	By:	/s/ D Madden
Name:	David P. McDede	Name:	D Madden
Title:	VP Treasurer	Title:	CEO

Date: 21 July 2015		Date: 6/26/15

Apprv’d As To Form LAW DEPT.

By /s/ MM

Amendment No. 8 to the License Agreement

This Amendment No. 8 to the License Agreement (“Amendment”) is entered into as of the 13th of November 2015 (“Effective Date”) by and among:

F. Hoffmann-La Roche Ltd., a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of the State of New Jersey, with its principal office and place of business at 150 Clove Road, 8th Floor, Little Falls, NJ 07424, USA (“Roche Little Falls”; Roche Little Falls and Roche Basel together referred to as “Roche”).

And

River Vision Development Corp, a corporation organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, Suite 1204, New York, NY 10020, USA (“River Vision”).

Whereas, Roche and River Vision wish to amend the agreement as follows:

I. The Table (II. Material in Process, Manufacturing Know-How on page 61 of Appendix 3 shall be amended as follows:

[***]

II. Capitalized terms used herein shall have the same meaning as defined in the Agreement.

III. Except as previously stated herein, no other changes to the Agreement and all other terms and conditions of the Agreement remain in effect.

***Certain Confidential Information Omitted

IV. This Amendment enters into effect on the Effective Date.

In witness whereof, the parties have executed this Amendment No. 8 to the Agreement as of the date first above written.

F. Hoffmann-La Roche Ltd

By:	/s/ Urs Schleuniger	By:	/s/ Melanie Frey Wick
Name:	Dr. Urs Schleuniger	Name:	Dr. Melanie Frey Wick
Title:	Head Chugai and Basel Alliance & Asset Management	Title:	Legal Counsel

Date: 19 November 2015

Hoffmann-La Roche Inc.		River Vision Development Corp.

By:	/s/ John P. Parise	By:	/s/ D Madden
Name:	John P. Parise	Name:	D Madden
Title:	Authorized Signatory	Title:	CEO

Date: Nov. 21, 2015		Date: 24 November 2015

Amendment No. 9 to the License Agreement

This Amendment No. 9 to the License Agreement (“Amendment”) is entered into as of the 21st of October, 2016 (“Effective Date”) by and among

F. Hoffmann-La Roche Ltd, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of the State of New Jersey, with its principal office and place of business at 150 Clove Road, Suite 8, Little Falls, NJ 07424, USA (“Roche Little Falls”; Roche Little Falls and Roche Basel together referred to as “Roche”).

And

River Vision Development Corp, a corporation organized and existing under the laws of Delaware, with its principal office at One Rockefeller Plaza, Suite 1204, New York, NY 10020, USA (“River Vision”).

WHEREAS, Roche and River Vision wish to amend the agreement as follows:

I. Section 11.6 shall be deleted and replaces by the following

“11.6 Infringement by Third Parties.

(a) Infringement. Each party shall promptly provide written notice to the other party during the Term of any known infringement or suspected infringement by a Third Party of any Roche Patents, River Vision Patents (if any) or Joint Patents (if any), or of any invalidity or unenforceability assertion or challenge to any such patents, or of any unauthorized use or misappropriation of Roche Know-How, and shall provide the other party with all evidence in its possession supporting such infringement, assertion or challenge or unauthorized use or misappropriation. For clarity, any challenge amounting to a reexamination, interference or opposition will be addressed by Sections 11.2 through 11.5.

(b) Defense and Enforcement. Within a period of [***] days (“Decision Period”) after either party (i) provides or receives such written notice with respect to its Patents and (ii) such notice relates to the (a) Compound and/or Product in the Field or (b) an IGF-1R antibody of a third party in the Field (“Affected Patents”), the party that has the first right to enforce any such Affected Patents as set forth on Schedule 11.6(b) (the “First Party”) that are allegedly infringed, in its sole discretion, shall decide whether or not to initiate a suit or take other appropriate action with respect to any allegedly infringing activities in the Field (including without limitation defending any assertion or challenge) and shall notify the other party in writing of its decision in writing (“Suit Notice”).

***Certain Confidential Information Omitted

If the First Party for its Affected Patents are allegedly infringed decides to bring a suit or take action with respect to any allegedly infringing activities in the Field and provides a respective Suit Notice, then such party may immediately commence such suit or take such action. If such party (i) does not in writing advise the other party within the Decision Period that it will commence suit or take action, or (ii) fails to commence suit or take action within a reasonable time after providing Suit Notice, then the other party shall thereafter have the right to commence suit or take action with respect to any allegedly infringing activities in the Field and shall provide written notice to the party whose Affected Patents are allegedly infringed of any such suit commenced or action taken by the other party.

Upon written request, the party bringing suit or taking action (“Initiating Party”) shall keep the other party informed of the status of any such suit or action and shall provide the other party with copies of all substantive documents and communications filed in such suit or action. The Initiating Party shall have the sole and exclusive right to control any such suit or action, including but not limited to selecting counsel for any such suit or action. If each of the parties elects to be an Initiating Party with respect to the same allegedly infringing activities within the Field, then the parties shall meet and agree on how to manage the resulting suits and actions (including with respect to the process set forth in Section 11.7). If River Vision is the Initiating Party with respect to the Compound Patent, upon Roche request, River Vision and Roche shall jointly agree in good faith on the strategy on how to bring suit or take action with respect to such Compound Patent, such discussions to be held in good faith, and failure to agree shall not jeopardize timing regarding any such suit or action.

The Initiating Party shall, except as provided below, pay all expenses of the suit or action, including, without limitation, the Initiating Party’s attorneys’ fees, damages and court costs. If the Initiating Party believes it reasonably necessary, upon written request the other party shall join as a party to the suit or action, but shall be under no obligation to participate, except to the extent that such participation is required as the result of its being a named party to the suit or action. Alternatively, at the Initiating Party’s request, the other party will bring the suit or action in the other party’s name, if the Initiating Party reasonably believes that the Initiating Party does not have standing to bring the suit or action, and in such event, the Initiating Party will still control the suit or action as provided above. At the Initiating Party’s written request, the other party shall offer reasonable assistance to the Initiating Party in connection therewith at no charge to the Initiating Party except for reimbursement of reasonable out-of-pocket expenses incurred by the other party in rendering such assistance. The other party shall have the right to participate and be represented in any such suit or action by its own counsel at its own expense.

The Initiating Party shall not settle, agree to a consent judgment or otherwise voluntarily dispose of the suit or action without the written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided that if River Vision is the Initiating Party, any such consent from Roche is not required if River Vision grants a permitted sub-license under Sections 2.5 and 3.

Except as otherwise agreed by the parties in connection with a cost-sharing arrangement, any recovery realized as a result of litigation described in this Section 11.6 (whether by way of settlement or otherwise) will be first allocated to reimbursement of unreimbursed legal fees and expenses incurred by the Initiating Party(ies), then toward reimbursement of any unreimbursed legal fees and expenses of the other party if not an Initiating Party, and then the remainder will be shared between the parties by allocating (i) [***]% to River Vision

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and [***] to Roche for those Affected Patents infringed where River Vision is the Initiating Party, (ii) [***]% to Roche and [***] to Roche for those Affected Patents infringed where Roche is the Initiating Party, and (iii) if there are Affected Patents infringed for which River Vision is the Initiating Party for one or more of those Affected Patents and Roche is the Initiating Party for one or more of those Patents[***].

(c) Exclusion. For clarity, this Section 11.6 shall not apply to the [***] Agreement, the [***] Agreement and the [***] Agreement.

II. Appendix 1 of the Agreement shall be deleted and replaced by Appendix 1 attached to this Amendment No 9.

III. Appendix 2 of the Agreement shall be deleted and replaced by Appendix 2 attached to this Amendment No. 9.

IV.In case the validity of any patent family member of the Roche Patents summarized under [***] in Appendix 2 is challenged by a Third Party, Roche shall have the right to decide at its own discretion how to defend such patent family member or about further steps to be taken with respect to (including the decision to abandon) such patent family member of the Roche Patents summarized under [***]. Roche shall inform River Vision accordingly.

V. Capitalized terms used herein shall have the same meaning as defined in the Agreement.

VI. Except as previously stated herein, no other changes to the Agreement and all other terms and conditions of the Agreement remain in effect.

VII. This Amendment No. 9 enters into effect on the Effective Date.

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In witness whereof, the parties have executed this Amendment No. 9 to the Agreement as of the date first above written.

F. Hoffmann-La Roche Ltd

By:	/s/ Timothy Steven	By:	/s/ Melanie Wick
Name:	Timothy Steven	Name:	Melanie Wick
Title:	Global Alliance Director	Title:	Legal Counsel

Date: 9th May 2017

Hoffmann-La Roche Inc.		River Vision Development Corp.

By:	/s/ John Parise	By:	/s/ D Madden
Name:	John Parise	Name:	D Madden
Title:	Assistant Secretary	Title:	CEO

Date: May 9, 2017		Date: May / 5 / 2017

Appendix 1

Compound

teprotumumab is a human IgG1 antibody binding to IGFIR [***]

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1

Appendix 2

Roche Patents

[***]

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2

[***]

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3

[***]

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4

[***]

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5

[***]

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6

[***]

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7

[***]

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8